THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH AND DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS ARE NOT AN OFFER TO SELL THESE SECURITIES AND ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497(c)
(To Prospectus dated May 31, 2012)	Registration Statement No. 333-173819

SUBJECT TO COMPLETION, DATED SEPTEMBER 24, 2012

$

                    Shares     % Series H Cumulative Preferred Stock

(Liquidation Preference $25.00 per share)

The Gabelli Equity Trust Inc. (the “Fund,” “we,” “us” or “our”) is offering                     shares of     % Series H Cumulative Preferred Stock (the “Series H Preferred Shares”). The Series H Preferred Shares will constitute a separate series of the Fund’s preferred shares. Investors in Series H Preferred Shares will be entitled to receive cumulative cash dividends at a rate of     % per annum. Dividends and distributions on Series H Preferred Shares will be payable quarterly on March 26, June 26, September 26 and December 26 in each year commencing on December 26, 2012.

The Series H Preferred Shares are redeemable at our option on or after September     , 2017, and are subject to mandatory redemption by us in certain circumstances.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities. Income is a secondary investment objective. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “GAB.” On September 21, 2012, the last reported net asset value per share of our common stock was $5.66 and the last reported sales price per share of our common stock on the NYSE was $5.80. Shares of our 5.875% Series D Cumulative Preferred Stock (the “Series D Preferred Shares”), our 6.20% Series F Cumulative Preferred Stock (the “Series F Preferred Shares”), and our Series G Cumulative Preferred Stock (the “Series G Preferred Shares”) are traded on the NYSE under the symbol “GAB PrD,” “GAB PrF,” and “GAB PrG,” respectively. On September 21, 2012, the last reported sales prices per share of Series D Preferred Shares, Series F Preferred Shares, and Series G Preferred Shares on the NYSE were $26.00, $25.54, and $26.55, respectively. Our Series C Auction Rate Cumulative Preferred Stock (the “Series C Preferred Shares”) and our Series E Auction Rate Cumulative Preferred Stock (the “Series E Preferred Shares”) are not traded on a stock exchange.

We have granted the underwriters a 30-day option to purchase              additional Series H Preferred Shares at the public offering price, less the underwriting discounts and commissions, to cover over-allotments.

Application will be made to list the Series H Preferred Shares on the NYSE. The Series H Preferred Shares are expected to commence trading on the NYSE within thirty days of the date of issuance.

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objectives will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in Series H Preferred Shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Investing in Series H Preferred Shares involves certain risks that are described in the “Special Characteristics and Risks of the Series H Preferred Shares” section of this Prospectus Supplement and the “Risk Factors and Special Considerations” section beginning on page 19 of the accompanying Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total
Public offering price		$25.00	$
Underwriting discounts and commissions	$		$
Proceeds, before expenses, to the Fund (1)	$		$

(1)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $ , which represents approximately $ per share.

The Underwriters are expected to deliver the Series H Preferred Shares in book-entry form through the Depository Trust Company on or about September     , 2012.

BofA Merrill Lynch

Gabelli & Company, Inc.

The date of this Prospectus Supplement is September     , 2012

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Equity Trust Inc.

Prospectus Supplement

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Series H Preferred Shares” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Series H Preferred Shares” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Series H Preferred Shares.

SUMMARY OF THE TERMS OF THE SERIES H PREFERRED SHARES

The Fund

The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities. Income is a secondary investment objective. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”). The Fund was organized as a Maryland corporation on May 20, 1986 and commenced its investment operations on August 21, 1986. Shares of our common stock are traded on the New York Stock Exchange (the “NYSE”) under the symbol “GAB.”

Securities Offered	shares of % Series H Cumulative Preferred Stock (the “Series H Preferred Shares”). Series H Preferred Shares shall constitute a separate series of preferred stock of the Fund.

Dividend Rate	Dividends and distributions on Series H Preferred Shares are cumulative from their original issue date at the annual rate of %.

Dividend Payment Date

Holders of Series H Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available therefor, cumulative cash dividends and distributions. Dividends and distributions will be paid quarterly on March 26, June 26, September 26, and December 26 in each year, commencing on December 26, 2012.

Liquidation Preference	$25.00 per share.

Use of Proceeds

The Fund expects to use the proceeds of the offering of the Series H Preferred Shares to redeem the outstanding shares of its 6.20% Series F Cumulative Preferred Stock (the “Series F Preferred Shares”). Amounts in excess of the redemption amount for all outstanding Series F Preferred Shares may be used to call other existing series of preferred stock of the Fund or for investment purposes consistent with the investment objectives of the Fund.

The Investment Adviser anticipates that any investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months.

Pending such redemption and/or investment, the proceeds will be held in high quality short-term debt securities and similar instruments. See “Use of Proceeds.”

Non-Call Period/Redemption

The Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to September    , 2017. The Fund reserves the right, however, to redeem the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board of Directors, to meet tax, regulatory or rating agency asset coverage requirements.

Commencing September    , 2017, and thereafter, to the extent permitted by the 1940 Act and Maryland law, the Fund may at any time, upon notice of redemption, redeem the Series H Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption.

Stock Exchange Listing

Application will be made to list the Series H Preferred Shares on the NYSE. Prior to the offering, there has been no public market for Series H Preferred Shares. It is anticipated that trading on the NYSE will begin within thirty days from the date of this Prospectus Supplement. During such period, the underwriters do not intend to make a market in Series H Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series H Preferred Shares will be illiquid.

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

DESCRIPTION OF THE SERIES H PREFERRED SHARES

The following is a brief description of the terms of the Series H Preferred Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s Articles Supplementary creating and fixing the rights of the Series H Preferred Shares (the “Articles”). The Articles are attached as an exhibit to post-effective amendment number      to the Fund’s registration statement. Copies may be obtained as described under “Additional Information” in the accompanying Prospectus. Any capitalized terms in this section and the “Special Characteristics and Risks of the Series H Preferred Shares” section of this Prospectus Supplement that are not defined have the meaning assigned to them in the Articles.

The Fund’s charter (the “Charter”) authorizes its Board of Directors to reclassify any authorized but unissued shares of the Fund’s capital stock, $0.001 par value per share, without the approval of common stockholders. The Articles authorize the issuance of up to 8,000,000 Series H Preferred Shares. All Series H Preferred Shares will have a liquidation preference of $25.00 per share. Holders of Series H Preferred Shares shall be entitled to receive cumulative cash dividends and distributions at the rate of    % per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $25.00 liquidation preference on the Series H Preferred Shares. Dividends and distributions on Series H Preferred Shares will accumulate from the date of their original issue, which is September    , 2012.

The Series H Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus Supplement and the accompanying Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Series H Preferred Shares purchased or redeemed by the Fund will be classified as authorized and unissued Series H Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized and unissued Series H Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends and distributions, qualifications or terms or conditions of redemption of such shares.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $        , based on the public offering price of $25.00 per share and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by the Fund.

The Fund expects to use the proceeds of the offering of the Series H Preferred Shares to redeem the outstanding Series F Preferred Shares. Amounts in excess of the redemption amount for all outstanding Series F Preferred Shares may be used to call other existing series of preferred stock of the Fund or for investment purposes consistent with the investment objectives of the Fund.

The Investment Adviser anticipates that any investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and similar instruments.

CAPITALIZATION

The following table sets forth (i) the unaudited capitalization of the Fund as of June 30, 2012, (ii) the unaudited adjusted capitalization of the Fund as of the date of this Prospectus Supplement reflecting certain rights and stock offerings consummated after June 30, 2012 and (iii) the unaudited further adjusted capitalization of the Fund assuming the issuance of the Series H Preferred Shares offered in this Prospectus Supplement and the use of proceeds thereof.

	Actual	As adjusted	As further adjusted*
Preferred shares, $0.001 par value per share.	$305,356,550	$358,214,825	$448,214,825

(The “Actual” column reflects the Fund’s outstanding capitalization as of June 30, 2012; the “As adjusted” column reflects the Fund’s outstanding capitalization as of the date of this Prospectus Supplement, giving effect to certain rights and stock offerings consummated after June 30, 2012; and the “As further adjusted” column assumes the issuance of 3,600,000 Series H Preferred Shares at $25 liquidation preference per share)*

Shareholders’ equity applicable to common shares:
Common shares, $0.001 par value per share; 186,201,454 shares outstanding	186,201	186,201	186,201
Paid-in surplus**	613,893,894	613,392,894	610,032,894
Accumulated net investment income	490,195	490,195	490,195
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(83,508,067)	(83,508,067)	(83,508,067)
Net unrealized appreciation on investments and foreign currency translations	456,753,368	456,753,368	456,753,368
Net assets applicable to common shares	987,815,591	987,314,591	983,954,591
Liquidation preference of preferred shares	305,356,550	358,214,825	448,214,825
Net assets, plus the liquidation preference of preferred shares	1,293,172,141	1,345,529,416	1,432,169,416
*	On September 26, 2012, 2,120,000 Series F Preferred Shares will be redeemed at a liquidation preference of $25 per share.
**	As adjusted paid-in surplus reflects a deduction for the estimated solicitation fees and underwriting discounts of $151,000 and estimated offering costs of $350,000 for the Series G Preferred Shares, and as further adjusted paid-in surplus reflects a deduction for the estimated solicitation fees and underwriting discounts of $2,986,000 and estimated offering costs of $875,000 for the Series G Preferred Shares and the Series H Preferred Shares.

For financial reporting purposes, the Fund is required to deduct the liquidation preference of its outstanding preferred shares from “net assets,” so long as the senior securities have redemption features that are not solely within the control of the Fund. For all regulatory purposes, shares of the Fund’s preferred stock will be treated as equity (rather than debt).

ASSET COVERAGE RATIO

Pursuant to the 1940 Act, the Fund generally will not be permitted to declare any dividend, or declare any other distribution, upon any outstanding shares of common stock, or purchase any such common stock, unless, in every such case, all shares of preferred stock issued by the Fund have at the time of declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 200% (“1940 Act Asset Coverage Requirement”) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. As of the date of this Prospectus Supplement, all of the Fund’s outstanding shares of preferred stock are expected to have asset coverage on the date of issuance of the Series H Preferred Shares of approximately 320%.

In addition to the 1940 Act Asset Coverage Requirement, the Fund is subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which have issued ratings for certain of the preferred shares and may issue a rating for the Series H Preferred Shares.

SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES H PREFERRED SHARES

Dividends

Holders of Series H Preferred Shares shall be entitled to receive cumulative cash dividends and distributions at the rate of     % per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $25.00 liquidation preference on the Series H Preferred Shares. Dividends and distributions on Series H Preferred Shares will accumulate from the date of their original issue, which is September     , 2012.

Dividends and distributions will be payable quarterly on March 26, June 26, September 26 and December 26 in each year (each a “Dividend Payment Date”) commencing on December 26, 2012 (or, if any such day is not a business day, then on the next succeeding business day) to holders of record of Series H Preferred Shares as they appear on the stock register of the Fund at the close of business on the fifth preceding business day. Dividends and distributions on Series H Preferred Shares shall accumulate from the date on which the shares are originally issued. Each period beginning on and including a Dividend Payment Date (or the date of original issue, in the case of the first dividend period after issuance of the Series H Preferred Shares) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a “Dividend Period.” Dividends and distributions on account of arrears for any past Dividend Period or in connection with the redemption of Series H Preferred Shares may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date as shall be fixed by the Board of Directors.

No full dividends or distributions will be declared or paid on Series H Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor for all series of preferred stock of the Fund ranking on a parity with the Series H Preferred Shares as to the payment of dividends and distributions have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been paid on all outstanding shares of the Fund’s preferred stock, any dividends and distributions being paid on such shares of preferred stock (including the Series H Preferred Shares) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of preferred stock on the relevant Dividend Payment Date.

Restrictions on Dividend, Redemption and Other Payments. Under the 1940 Act, the Fund is not permitted to issue preferred stock (such as the Series H Preferred Shares) unless immediately after such issuance the Fund will have an asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). In general, the term “asset coverage” for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. The Fund also is not permitted to declare any cash dividend or other distribution on its common stock or purchase its common stock unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.

In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock (including the Series H Preferred Shares) or purchase its capital stock (including the Series H Preferred Shares) unless, at the time of such declaration or purchase, the Fund has an asset coverage on its indebtedness, if any, of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund (including the Series H Preferred Shares) if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund.

The term “senior security” does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Series H Preferred Shares, the asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

Voting Rights

Except as otherwise provided in the Fund’s governing documents or a resolution of the Board of Directors or its delegatee, or as required by applicable law, holders of Series H Preferred Shares shall have no power to vote on any matter except matters submitted to a vote of the Fund’s shares of common stock. In any matter submitted to a vote of the holders of the shares of common stock, each holder of Series H Preferred Shares shall be entitled to one vote for each Series H Preferred Share held and the holders of all outstanding shares of preferred stock, including Series H Preferred Shares, and the shares of common stock shall vote together as a single class; provided, however, that at any meeting of the stockholders of the Fund held for the election of Directors, the holders of the outstanding shares of preferred stock, including Series H Preferred Shares, shall be entitled, as a class, to the exclusion of the holders of all other classes of capital stock of the Fund, to elect a number of Fund directors, such that following the election of directors at the meeting of the stockholders, the Fund’s Board of Directors shall contain two directors elected by the holders of the outstanding shares of preferred stock, including the Series H Preferred Shares.

During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a “Voting Period”), the number of directors constituting the Board of Directors shall be increased by the smallest number of additional directors that, when added to the two directors elected exclusively by the holders of outstanding shares of preferred stock, would constitute a simple majority of the Board of Directors as so increased by such smallest number, and the holders of outstanding shares of preferred stock, including the Series H Preferred Shares, voting separately as one class (to the exclusion of the holders of all other classes of capital stock of the Fund) shall be entitled to elect such smallest number of additional directors. The Fund and the Board of Directors shall take all necessary actions, including amending the Fund’s governing documents, to effect an increase in the number of directors as described in the preceding sentence. A Voting Period shall commence:

(i)	if at any time accumulated dividends and distributions on the outstanding Series H Preferred Shares equal to at least two full years’ dividends and distributions shall be due and unpaid; or

(ii)

if at any time holders of any other shares of preferred stock are entitled to elect a majority of the Directors of the Fund under the 1940 Act or articles supplementary or other instrument creating such shares.

Redemption

Mandatory Redemption. Under certain circumstances, the Series H Preferred Shares will be subject to mandatory redemption by the Fund out of funds legally available therefor in accordance with the Articles and applicable law.

If the Fund fails to have asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding Series H Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), and such failure is not cured as of the cure date specified in the Articles, (i) the Fund shall give a notice of redemption with respect to the redemption of a sufficient number of preferred shares, which at the Fund’s determination (to the extent permitted by the 1940 Act and Maryland law) may include any proportion of Series H Preferred Shares, to enable it to meet the asset coverage requirements, and, at the Fund’s discretion, such additional number of Series H Preferred Shares or other preferred stock in order for the Fund to have asset coverage with respect to the Series H Preferred Shares and any other preferred stock remaining outstanding after such redemption as great as 210%, and (ii) deposit an amount with Computershare Trust Company, N.A., and its successors or any other dividend-disbursing agent appointed by the Fund, having an initial combined value sufficient to effect the redemption of the Series H Preferred Shares or other preferred stock to be redeemed.

On such cure date, the Fund shall redeem, out of funds legally available therefor, the number of preferred shares, which, to the extent permitted by the 1940 Act and Maryland law, at the option of the Fund may include any proportion of Series H Preferred Shares or any other series of preferred stock, equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such cure date, would have resulted in the Fund having asset coverage immediately prior to the opening of business on such cure date in compliance with the 1940 Act or, if asset coverage cannot be so restored, all of the outstanding Series H Preferred Shares, at a price equal to $25.00 per share plus accumulated but unpaid dividends and distributions (whether or not earned or declared by the Fund) through the date of redemption.

Optional Redemption. Prior to September     , 2017, the Series H Preferred Shares are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board of Directors, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code. Commencing September     , 2017 and thereafter, to the extent permitted by the 1940 Act and Maryland law, the Fund may at any time upon notice redeem the Series H Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid dividends through the date of redemption.

Liquidation

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Series H Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Fund’s common stock or any other stock of the Fund ranking junior to the Series H Preferred Shares as to liquidation payments, a liquidation distribution in the amount of $25.00 per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends and distributions accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up of the Fund.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Series H Preferred Shares, and any other outstanding shares of a class or series of the Fund’s preferred stock ranking on a parity with the Series H Preferred Shares as to payment upon liquidation, shall be insufficient to permit the payment in full to such holders of Series H Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other preferred stock of the Fund, then such available assets shall be distributed among the holders of Series H Preferred Shares and such other preferred stock of the Fund ratably in proportion to the respective preferential liquidation amounts to which they are entitled. Unless and until the Liquidation Preference plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series H Preferred Shares, no dividends or distributions will be made to holders of the Fund’s common stock or any other stock of the Fund ranking junior to the Series H Preferred Shares as to liquidation.

Stock Exchange Listing

Application will be made to list the Series H Preferred Shares on the NYSE. The Series H Preferred Shares are expected to commence trading on the NYSE within thirty days of the date of issuance.

Risks

Risk is inherent in all investing. Therefore, before investing in the Series H Preferred Shares you should consider the risks carefully. See “Risk Factors and Special Considerations” in the Prospectus. Primary risks associated with an investment in the Series H Preferred Shares include:

Market Price Risk. The market price for the Series H Preferred Shares will be influenced by changes in interest rates, the perceived credit quality of the Series H Preferred Shares and other factors, and may be higher or lower than the liquidation preference of the Series H Preferred Shares. There is currently no market for the Series H Preferred Shares.

Liquidity Risk. Currently, there is no public market for the Series H Preferred Shares. As noted above, an application will be made to list the Series H Preferred Shares on the NYSE. However, during an initial period which is not expected to exceed thirty days after the date of its issuance, the Series H Preferred Shares will not be listed on any securities exchange. During such period, the underwriters do not intend to make a market in the Series H Preferred Shares. No assurances can be provided that listing on any securities exchange or market making by the underwriters will result in the market for Series H Preferred Shares being liquid at any time.

Redemption Risk. The Fund may at any time redeem Series H Preferred Shares to the extent necessary to meet regulatory asset coverage requirements or requirements imposed by credit rating agencies. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series H Preferred Shares, the Fund may be obligated under the terms of the Series H Preferred Shares to redeem some or all of the Series H Preferred Shares. In addition, commencing September     , 2017, the Fund will be able to call the Series H Preferred Shares at the option of the Fund. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a higher dividend rate than that of the Series H Preferred Shares.

The Series H Preferred Shares are not a debt obligation of the Fund. The Series H Preferred Shares are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund, and are of the same ranking as the distributions and liquidation preference of the Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares, and Series G Preferred Shares. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series H Preferred Shares for the full redemption price.

Credit Rating Risk. The Fund is seeking a credit rating on the Series H Preferred Shares. Any credit rating that is issued on the Series H Preferred Shares could be reduced or withdrawn while an investor holds Series H Preferred Shares. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series H Preferred Shares. In addition, a credit rating does not eliminate or mitigate the risks of investing in the Series H Preferred Shares.

Distribution Risk. The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Series H Preferred Shares.

TAXATION

Preferred Stock Distributions. In accordance with the Fund’s Charter and as required by the 1940 Act, all preferred stock of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred stock of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred stock of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred stock of the Fund, any distributions on such preferred stock will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred stock on the relevant dividend payment date.

In the event that for any calendar year the total distributions on shares of the Fund’s preferred stock exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the stockholder’s tax basis in the shares). The amount treated as a tax-free return of capital will reduce a stockholder’s adjusted tax basis in the preferred stock, thereby increasing the stockholder’s potential taxable gain or reducing the potential taxable loss on the sale or redemption of the stock. The Fund did not make return of capital distributions to its preferred stockholders during the year ended December 31, 2011.

In addition, the discussion of the “Taxation of the Fund” in the Fund’s Statement of Additional Information is supplemented as follows:

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined generally as the excess of (i) post-October foreign currency and passive foreign investment company (“PFIC”) mark-to-market losses, other post-October ordinary losses from the sale of property and other post-December ordinary losses over (ii) post-October foreign currency and PFIC mark-to-market gains, other post-October ordinary gains from the sale of property and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of stockholder distributions.

Please refer to the “Taxation” sections in the accompanying Prospectus and Statement of Additional Information for a description of additional consequences of investing in the shares of preferred stock of the Fund.

EMPLOYEE BENEFIT PLAN AND IRA CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase of the Series H Preferred Shares by employee benefit plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), and entities whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Benefit Plan”).

ERISA and the Code impose certain duties on persons who are fiduciaries of a Benefit Plan and prohibit certain transactions involving the assets of a Benefit Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of such a Benefit Plan or the management or disposition of the assets of such a Benefit Plan, or who renders investment advice for a fee or other compensation to such a Benefit Plan, is generally considered to be a fiduciary of the Benefit Plan.

In considering an investment in the Series H Preferred Shares of a portion of the assets of any Benefit Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the Benefit Plan and the applicable provisions of ERISA and Section 4975 of the Code relating to a fiduciary’s duties to the Benefit Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA and the Code. The purchase of Series H Preferred Shares by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

In addition, Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the purchase of the Series H Preferred. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Series H Preferred Shares are acquired, or thereafter while the Series H Preferred Shares are held, if the facts relied upon for utilizing a prohibited transaction exemption change.

The foregoing discussion is general in nature and is not intended to be all inclusive. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries, or other persons considering purchasing the Series H Preferred Shares on behalf of, or with the assets of, any Benefit Plan, consult with their counsel regarding the potential applicability of ERISA and Section 4975 of the Code to such investment and whether an exemption would be applicable to the purchase of the Series H Preferred Shares.

UNDERWRITING

Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of each of the underwriters named below. Subject to the terms and conditions set forth in a firm commitment underwriting agreement among the Fund, the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from the Fund, the number of Series H Preferred Shares set forth opposite its name below.

Underwriter	Number of Shares of Series H Preferred Shares
Merrill Lynch, Pierce, Fenner & Smith
Incorporated

Total

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Series H Preferred Shares sold under the underwriting agreement if any of the Series H Preferred Shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

The Fund and the Investment Adviser have each agreed to indemnify the underwriters and their controlling persons against certain liabilities in connection with this offering, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Series H Preferred Shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Series H Preferred Shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

We have granted to the underwriters an option, exercisable for 30 days from the date of this Prospectus Supplement, to purchase up to                      additional Series H Preferred Shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

Commissions and Discounts

The representative has advised us that the underwriters propose initially to offer the Series H Preferred Shares to the public at the public offering price set forth on the cover page of this Prospectus Supplement and to certain dealers at such price less a concession not in excess of $         per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The expenses of the offering, not including the underwriting discount, are estimated at $         and are payable by the Fund.

Application will be made to list the Series H Preferred Shares on the NYSE. Prior to the offering, there has been no public market for the Series H Preferred Shares. The Series H Preferred Shares are expected to commence trading on the NYSE within thirty days of the date of issuance. During such period, the underwriters do not intend to make a market in the Series H Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series H Preferred Shares will be illiquid.

If a secondary trading market develops prior to the commencement of trading on the NYSE, holders of the Series H Preferred Shares may be able to sell such shares only at substantial discounts from the liquidation preference of the Series H Preferred Shares.

No Sales of Similar Securities

The Fund and the Investment Adviser have agreed that the Fund will not, for a period of 90 days from the date of this Prospectus Supplement, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, directly or indirectly, issue, sell, offer to contract or grant any option to sell, pledge, transfer or otherwise dispose of, any of its preferred shares or securities exchangeable for or convertible into its preferred shares, except for the Series H Preferred Shares sold to the underwriters pursuant to the underwriting agreement.

Short Positions

In connection with the offering, the underwriters may purchase and sell Series H Preferred Shares in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of Series H Preferred Shares than they are required to purchase in the offering. The underwriters must close out any short position by purchasing Series H Preferred Shares in the open market. A short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Series H Preferred Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

The underwriters may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the representative repurchases Series H Preferred Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Series H Preferred Shares or preventing or retarding a decline in the market price of the Series H Preferred Shares. As a result, the price of the Series H Preferred Shares may be higher than the price that might otherwise exist in the open market.

None of the Fund, the Investment Adviser or any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Series H Preferred Shares. In addition, none of the Fund, the Investment Adviser or any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Fund, the Investment Adviser or their respective affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Fund, the Investment Adviser or their respective affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the Fund’s execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser, which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli may be deemed to be a “controlling person” of Gabelli & Company, Inc.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Fund in connection with the offering of the Series H Preferred Shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP. Willkie Farr & Gallagher LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

FINANCIAL STATEMENTS

The Fund’s unaudited financial statements for the period ended June 30, 2012 included below should be read in conjunction with the audited financial statements of the Fund and the Notes thereto included in the Annual Report to the Fund’s stockholders for the fiscal year ended December 31, 2011. The audited financial statements of the Fund are incorporated by reference into this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information.

The Gabelli Equity Trust Inc.

Semiannual Report — June 30, 2012

To Our Shareholders,

For the six months ended June 30, 2012, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 7.6%, compared with total returns of 9.5% and 6.8% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 13.5%. The Fund’s NAV per share was $5.31, while the price of the publicly traded shares closed at $5.38 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2012.

Comparative Results

Average Annual Returns through June 30, 2012 (a) (Unaudited)							Since Inception (08/21/86)
	Year to Date	1 Year	5 Year	10 Year	20 Year	25 Year
Gabelli Equity Trust
NAV Total Return (b)	7.55%	(3.67)%	0.16%	8.57%	9.64%	9.56%	10.20%
Investment Total Return (c)	13.50	(1.28)	0.02	5.50	9.50	10.27	9.91
S&P 500 Index.	9.49	5.45	0.22	5.33	8.34	8.62	9.22	(d)
Dow Jones Industrial Average	6.81	6.56	1.98	6.02	9.55	9.73	10.55	(d)
Nasdaq Composite Index	13.30	7.06	3.45	8.07	8.60	8.03	8.20	(d)

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)  Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)  From August 31, 1986, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2012:

The Gabelli Equity Trust Inc.

Food and Beverage	12.8%
Cable and Satellite	7.6%
Financial Services	7.4%
Energy and Utilities	6.4%
Diversified Industrial	6.0%
Equipment and Supplies	6.0%
Entertainment	5.3%
Consumer Products	4.4%
Health Care	4.2%
Telecommunications	3.8%
Automotive: Parts and Accessories	3.5%
Retail	3.0%
Machinery	3.0%
Consumer Services	3.0%
Aerospace and Defense	2.7%
Publishing	2.5%
Business Services	2.5%
Aviation: Parts and Services	2.0%
Hotels and Gaming	1.7%
Specialty Chemicals	1.6%

Broadcasting	1.3%
Electronics	1.3%
Metals and Mining	1.1%
Wireless Communications	1.1%
Environmental Services	0.9%
Computer Software and Services	0.8%
Agriculture	0.8%
Communications Equipment	0.6%
Automotive	0.6%
U.S. Government Obligations	0.5%
Transportation	0.4%
Real Estate	0.4%
Closed-End Funds	0.3%
Building and Construction	0.3%
Real Estate Investment Trusts	0.1%
Manufactured Housing and Recreational Vehicles	0.1%
Computer Hardware	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended June 30, 2012 (Unaudited)

	Shares	Ownership at June 30, 2012
NET PURCHASES
Common Stocks
ABB Ltd., ADR	25,000	25,000
Abercrombie & Fitch Co., Cl. A	10,000	10,000
Agnico-Eagle Mines Ltd.	14,000	44,000
Ampco-Pittsburgh Corp.	5,000	157,000
Avon Products Inc.	5,000	50,000
BP plc, ADR	2,000	92,000
Burger King Worldwide Inc.	60,000	60,000
Cablevision Systems Corp., Cl. A	10,000	1,170,000
Citigroup Inc.	40,000	80,000
Collective Brands Inc.	36,000	126,000
Cooper Industries plc.	20,000	203,000
Corning Inc.	40,000	500,000
DE Master Blenders 1753 NV(a)	680,000	680,000
Deckers Outdoor Corp.	24,000	24,000
Emerson Electric Co.	35,000	40,000
FleetCor Technologies Inc.(b)	997	997
FMC Corp.(c)	4,000	8,000
Freeport-McMoRan Copper & Gold Inc.	2,000	20,000
GrafTech International Ltd.	23,516	100,000
Griffon Corp.	12,068	30,000
Hillshire Brands Co.(a)	136,000	136,000
Hospira Inc.	3,000	25,000
Ingredion Inc.(d)	27,000	27,000
Interactive Brokers Group Inc., Cl. A	21,000	33,000
Janus Capital Group Inc.	25,000	298,000
Kennametal Inc.	1,000	2,000
Kinder Morgan Inc.(e)	92,114	92,114
Layne Christensen Co.	25,000	25,000
Leucadia National Corp.	15,000	136,000
Materion Corp.	5,000	5,000
National Presto Industries Inc.	5,683	11,683
Oi SA, ADR(f)	93,741	131,741
Oi SA, Cl. C, ADR(f)	27,433	38,433
Phillips 66(g)	104,000	104,000
Ralcorp Holdings Inc.	5,000	70,500
Rowan Companies plc, Cl. A(h)	175,000	175,000
Sealed Air Corp.	20,000	22,000
Telefonica SA, ADR(i)	15,315	597,315
Tenneco Inc.	12,000	12,000
Teva Pharmaceutical Industries Ltd., ADR	10,000	10,000
The Bank of New York Mellon Corp.	3,000	203,000
The St. Joe Co.	10,000	200,000
Tiffany & Co.	5,000	5,000
Tredegar Corp.	15,000	15,000
Trinity Industries Inc.	9,000	39,000
Vale SA, ADR	20,000	20,000
Vivendi SA	10,666	330,666
Walgreen Co.	15,000	74,000
WR Berkley Corp.	3,000	13,000
Rights
Ivanhoe Mines Ltd., expire 07/19/12(j)	54,000	54,000
Warrants
Kinder Morgan Inc., expire 05/25/17(e)	140,800	140,800

	Shares	Ownership at June 30, 2012

NET SALES
Common Stocks
Alcoa Inc.	(5,000)	125,000
AOL Inc.	(15,000)	—
Ascent Capital Group Inc., Cl. A	(3,499)	1
Beam Inc.	(21,000)	109,000
Biogen Idec Inc.	(500)	31,000
Brunswick Corp.	(22,000)	8,000
Cisco Systems Inc.	(5,000)	65,000
CLARCOR Inc.	(1,000)	142,000
Comcast Corp., Cl. A, Special	(1,000)	89,000
CONSOL Energy Inc.	(13,000)	22,000
Constellation Brands Inc., Cl. A	(4,000)	54,000
Corn Products International Inc.(d)	(27,000)	—
Deutsche Bank AG	(3,000)	20,000
DIRECTV, Cl. A	(5,000)	480,000
El Paso Corp.(e)	(220,000)	—
Expedia Inc.	(28,000)	17,000
Ferro Corp.	(5,000)	410,000
Ford Motor Co.	(4,000)	36,000
Fortune Brands Home & Security Inc.	(1,692)	138,000
GATX Corp.	(4,000)	142,000
General Motors Co.	(15,000)	—
Greif Inc., Cl. A	(3,000)	154,000
H.B. Fuller Co.	(12,000)	39,000
HSN Inc.	(7,000)	36,000
Huntsman Corp.	(30,000)	45,000
Il Sole 24 Ore SpA	(10,000)	170,000
ITT Corp.	(1,000)	128,000
Kaman Corp.	(5,000)	42,800
Ladbrokes plc.	(50,000)	1,330,000
Las Vegas Sands Corp.	(5,000)	54,000
Media General Inc., Cl. A	(5,000)	130,000
Midas Inc.(k)	(131,000)	—
Modine Manufacturing Co.	(5,000)	235,000
National Fuel Gas Co.	(4,000)	8,000
News Corp., Cl. A	(5,000)	665,000
Noble Corp.	(10,000)	—
Rowan Companies Inc.(h)	(175,000)	—
RPC Inc.	(10,000)	65,000
SanDisk Corp.	(3,000)	12,000
Sara Lee Corp.(a)	(680,000)	—
Swedish Match AB	(7,000)	838,000
Tele Norte Leste Participacoes SA, ADR(f)	(146,000)	—
Terex Corp.	(1,000)	9,000
The Boeing Co.	(11,000)	145,000
The Madison Square Garden Co., Cl. A	(21,000)	355,000
Thomas & Betts Corp.(l)	(245,000)	—
Tokyo Broadcasting System Holdings Inc.	(10,000)	58,000
Transocean Ltd.	(3,000)	16,000
TripAdvisor Inc.	(73,000)	27,000
Tyco International Ltd.	(2,000)	198,000
Xerox Corp.	(30,000)	—
Xylem Inc.	(3,000)	267,000
Yahoo! Inc.	(20,000)	410,000
Warrants
Talbots Inc., expire 04/06/15	(5,000)	145,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended June 30, 2012 (Unaudited)

(a)	Spin-off - 1 share of DE Master Blenders 1753 NV and 0.2 shares of Hillshire Brands Co. for every 1 share of Sara Lee Corp. held.
(b)	Spin-off - 0.498 shares of FleetCor Technologies Inc. for every 1 share of Chestnut Hill Ventures held.
(c)	Stock Split - 2 shares for every 1 share held.
(d)	Name and identifier change from Corn Products International Inc. (219023108) to Ingredion Inc. (457187102).
(e)	Merger - $14.65 cash and 0.4187 shares of Kinder Morgan Inc. and 0.64 shares of Kinder Morgan Inc., Warrants, expire 05/25/17 for every 1 share of El Paso Corp. held.
(f)	Merger - 0.1879 shares of Oi SA, Cl. C, ADR and 0.642 shares of Oi SA, ADR for every 1 share of Tele Norte Leste Participacoes SA, ADR held.
(g)	Spin-off - 0.5 shares of Phillips 66 for every 1 share of ConocoPhillips held.
(h)	Exchange - 1 share of Rowan Companies plc, Cl. A for every 1 share of Rowan Companies Inc. held.
(i)	Stock Dividend - 0.026315 for every 1 share held.
(j)	Rights Issuance - 1 share of rights for every 1 share of common stock held.
(k)	Tender Offer - $11.50 for every 1 share held.
(l)	Tender Offer - $72.00 for every 1 share held.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 99.3%
	Food and Beverage — 12.8%
109,000	Beam Inc.	$3,892,696	$6,811,410
35,000	Brown-Forman Corp., Cl. A	1,761,167	3,325,000
6,250	Brown-Forman Corp., Cl. B	410,925	605,313
75,000	Campbell Soup Co.	2,084,700	2,503,500
15,000	Coca-Cola Enterprises Inc.	275,289	420,600
54,000	Constellation Brands Inc., Cl. A†	677,279	1,461,240
222,000	Danone	10,623,550	13,770,349
599,000	Davide Campari - Milano SpA	3,115,159	4,161,617
680,000	DE Master Blenders 1753 NV	6,450,758	7,667,426
70,000	Dean Foods Co.†	1,358,268	1,192,100
199,000	Diageo plc, ADR	8,255,063	20,510,930
20,000	Diamond Foods Inc.	483,508	356,800
100,000	Dr Pepper Snapple Group Inc.	2,291,138	4,375,000
72,000	Flowers Foods Inc.	356,368	1,672,560
83,000	Fomento Economico Mexicano SAB de CV, ADR	1,109,710	7,407,750
40,000	General Mills Inc.	967,929	1,541,600
2,050,000	Grupo Bimbo SAB de CV, Cl. A	1,594,046	5,039,056
63,000	H.J. Heinz Co.	2,184,064	3,425,940
44,000	Heineken NV	2,071,793	2,291,040
136,000	Hillshire Brands Co.	3,473,485	3,942,640
27,000	Ingredion Inc.	373,194	1,337,040
110,000	ITO EN Ltd.	2,537,808	2,053,168
14,000	Kellogg Co.	502,615	690,620
64,000	Kerry Group plc, Cl. A	735,609	2,794,229
160,000	Kraft Foods Inc., Cl. A	4,773,465	6,179,200
11,500	LVMH Moet Hennessy Louis Vuitton SA	397,547	1,744,210
70,000	Morinaga Milk Industry Co. Ltd.	299,202	267,092
25,000	Nestlé SA	513,610	1,489,491
210,000	PepsiCo Inc.	11,513,352	14,838,600
46,000	Pernod-Ricard SA	3,968,283	4,905,037
32,750	Post Holdings Inc.†	221,580	1,007,063
70,500	Ralcorp Holdings Inc.†	1,584,061	4,705,170
40,673	Remy Cointreau SA	2,357,660	4,456,427
65,000	The Coca-Cola Co.	2,905,349	5,082,350
20,000	The Hain Celestial Group Inc.†	267,663	1,100,800
2,000	The J.M. Smucker Co.	52,993	151,040
134,930	Tootsie Roll Industries Inc.	1,519,168	3,219,430
67,000	Tyson Foods Inc., Cl. A	625,344	1,261,610
100,000	Viterra Inc.	1,620,246	1,586,288
360,000	Yakult Honsha Co. Ltd.	10,182,581	14,051,417

		100,388,225	165,402,153

	Cable and Satellite — 7.6%
285,000	AMC Networks Inc., Cl. A†	5,129,809	10,131,750
1,170,000	Cablevision Systems Corp., Cl. A	14,025,514	15,549,300
89,000	Comcast Corp., Cl. A, Special	539,529	2,794,600
480,000	DIRECTV, Cl. A†	10,823,266	23,433,600
100,000	DISH Network Corp., Cl. A	2,524,679	2,855,000
30,740	EchoStar Corp., Cl. A†	923,528	812,151
84,000	Liberty Global Inc., Cl. A†	1,526,720	4,168,920
84,000	Liberty Global Inc., Cl. C†	1,653,621	4,011,000
481,690	Rogers Communications Inc., Cl. B, New York	3,993,639	17,441,995
19,310	Rogers Communications Inc., Cl. B, Toronto	137,424	700,061
118,000	Scripps Networks Interactive Inc., Cl. A	3,787,615	6,709,480
154,000	Shaw Communications Inc., Cl. B, New York	316,962	2,912,140
40,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	52,983	755,918
67,000	Time Warner Cable Inc.	3,851,950	5,500,700

		49,287,239	97,776,615

Shares		Cost	Market Value
	Financial Services — 7.4%
465,000	American Express Co.	$21,702,254	$27,067,650
15,000	Argo Group International Holdings Ltd.	558,079	439,050
38,000	Artio Global Investors Inc.	767,471	133,000
72,000	Banco Santander SA, ADR	545,542	472,320
128	Berkshire Hathaway Inc., Cl. A†	375,826	15,992,960
10,000	Calamos Asset Management Inc., Cl. A	88,164	114,500
80,000	Citigroup Inc.	2,853,432	2,192,800
20,000	Deutsche Bank AG	914,496	723,400
10,000	Fortress Investment Group LLC, Cl. A	49,693	33,700
20,000	H&R Block Inc.	323,249	319,600
33,000	Interactive Brokers Group Inc., Cl. A	584,124	485,760
298,000	Janus Capital Group Inc.	3,689,224	2,330,360
49,088	JPMorgan Chase & Co.	1,540,997	1,753,914
30,000	Kinnevik Investment AB, Cl. A	450,841	637,518
121,000	Legg Mason Inc.	2,387,027	3,190,770
136,000	Leucadia National Corp.	1,804,206	2,892,720
6,000	Loews Corp.	222,631	245,460
135,000	Marsh & McLennan Companies Inc.	4,085,756	4,351,050
11,000	Moody’s Corp.	427,219	402,050
22,000	Och-Ziff Capital Management Group LLC, Cl. A	214,559	166,760
120,000	State Street Corp.	4,047,374	5,356,800
20,000	SunTrust Banks Inc.	419,333	484,600
140,000	T. Rowe Price Group Inc.	4,303,432	8,814,400
203,000	The Bank of New York Mellon Corp.	6,104,021	4,455,850
40,000	The Charles Schwab Corp.	584,500	517,200
14,500	The Dun & Bradstreet Corp.	323,896	1,031,965
62,000	Waddell & Reed Financial Inc., Cl. A	1,376,530	1,877,360
270,000	Wells Fargo & Co.	8,051,764	9,028,800
13,000	WR Berkley Corp.	476,775	505,960

		69,272,415	96,018,277

	Energy and Utilities — 6.4%
25,000	ABB Ltd., ADR†	389,250	408,000
32,000	Anadarko Petroleum Corp.	1,377,320	2,118,400
60,000	Apache Corp.	2,338,860	5,273,400
92,000	BP plc, ADR	4,996,180	3,729,680
57,000	CH Energy Group Inc.	2,350,266	3,744,330
29,000	CMS Energy Corp.	185,272	681,500
208,000	ConocoPhillips	9,630,644	11,623,040
22,000	CONSOL Energy Inc.	852,421	665,280
70,000	Duke Energy Corp.	1,267,113	1,614,200
236,000	El Paso Electric Co.	4,091,133	7,825,760
9,000	Exelon Corp.	314,898	338,580
75,000	Exxon Mobil Corp.	2,571,862	6,417,750
15,000	GenOn Energy Inc.†	141,261	25,650
140,000	GenOn Energy Inc., Escrow†(a)	0	0
198,000	Halliburton Co.	3,391,894	5,621,220
92,114	Kinder Morgan Inc.	1,815,042	2,967,913
12,000	Marathon Oil Corp.	291,255	306,840
6,000	Marathon Petroleum Corp.	186,212	269,520
8,000	National Fuel Gas Co.	601,401	375,840
22,000	NextEra Energy Inc.	1,153,471	1,513,820
2,000	Niko Resources Ltd., OTC	110,842	25,960
500	Niko Resources Ltd., Toronto	21,373	6,591
5,000	NiSource Inc.	107,750	123,750
65,000	Northeast Utilities	1,254,193	2,522,650
38,000	Oceaneering International Inc.	512,207	1,818,680
104,000	Phillips 66†	2,876,686	3,456,960
175,000	Rowan Companies plc, Cl. A†	6,557,766	5,657,750
65,000	RPC Inc.	843,860	772,850
5,000	SJW Corp.	68,704	120,050
20,000	Southwest Gas Corp.	451,132	873,000
127,000	Spectra Energy Corp.	3,195,561	3,690,620

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

See accompanying notes to financial statements.

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
60,000	The AES Corp.†	$342,618	$769,800
16,000	Transocean Ltd.	926,998	715,680
205,000	Westar Energy Inc.	3,414,614	6,139,750

		58,630,059	82,214,814

	Equipment and Supplies — 6.0%
315,000	AMETEK Inc.	3,393,888	15,721,650
3,500	Amphenol Corp., Cl. A	12,928	192,220
94,000	CIRCOR International Inc.	974,241	3,204,460
376,000	Donaldson Co. Inc.	2,930,891	12,547,120
98,000	Flowserve Corp.	2,993,806	11,245,500
22,000	Franklin Electric Co. Inc.	242,405	1,124,860
60,000	Gerber Scientific Inc., Escrow†(a)	0	600
100,000	GrafTech International Ltd.†	979,573	965,000
288,000	IDEX Corp.	6,908,808	11,226,240
40,000	Ingersoll-Rand plc.	778,178	1,687,200
178,000	Lufkin Industries Inc.	832,264	9,668,960
11,000	Mueller Industries Inc.	485,034	468,490
22,000	Sealed Air Corp.	337,834	339,680
68,000	Tenaris SA, ADR	2,989,903	2,377,960
20,000	The Greenbrier Companies Inc.†	396,412	351,600
4,000	The Manitowoc Co. Inc.	25,450	46,800
70,000	The Weir Group plc.	294,552	1,677,342
150,000	Watts Water Technologies Inc., Cl. A	2,145,439	5,001,000

		26,721,606	77,846,682

	Diversified Industrial — 5.9%
3,000	Acuity Brands Inc.	76,507	152,730
157,000	Ampco-Pittsburgh Corp.	2,050,159	2,877,810
8,000	Brunswick Corp.	150,061	177,760
203,000	Cooper Industries plc.	5,960,084	13,840,540
207,000	Crane Co.	4,850,462	7,530,660
165,000	General Electric Co.	2,881,096	3,438,600
154,000	Greif Inc., Cl. A	1,648,005	6,314,000
15,000	Greif Inc., Cl. B	674,933	674,550
30,000	Griffon Corp.	264,355	257,400
389,000	Honeywell International Inc.	12,744,372	21,721,760
128,000	ITT Corp.	1,507,566	2,252,800
11,000	Jardine Strategic Holdings Ltd.	222,951	335,500
2,000	Kennametal Inc.	77,640	66,300
30,000	Material Sciences Corp.†	30,306	246,000
95,000	Park-Ohio Holdings Corp.†	974,355	1,807,850
1,000	Pentair Inc.	31,908	38,280
55,000	Smiths Group plc.	993,765	874,301
15,400	Sulzer AG	470,222	1,817,205
9,000	Terex Corp.†	147,720	160,470
15,000	Tredegar Corp.	204,650	218,400
39,000	Trinity Industries Inc.	804,553	974,220
198,000	Tyco International Ltd.	9,018,988	10,464,300

		45,784,658	76,241,436

	Entertainment — 5.3%
2,002	Chestnut Hill Ventures†(a)	53,837	130,039
82,000	Discovery Communications Inc., Cl. A†	1,484,440	4,428,000
82,000	Discovery Communications Inc., Cl. C†	1,036,307	4,107,380
500	DreamWorks Animation SKG Inc., Cl. A†	10,535	9,530
645,000	Grupo Televisa SAB, ADR	7,487,837	13,854,600
7,000	Regal Entertainment Group, Cl. A	89,752	96,320
32,000	Societe d’Edition de Canal +	34,010	172,108

Shares		Cost	Market Value
355,000	The Madison Square Garden Co., Cl. A†	$5,988,351	$13,291,200
220,000	Time Warner Inc.	8,702,917	8,470,000
58,000	Tokyo Broadcasting System Holdings Inc.	1,369,660	708,901
100,000	Universal Entertainment Corp.	2,093,892	2,070,432
290,000	Viacom Inc., Cl. A	13,397,689	14,784,200
330,666	Vivendi SA.	8,503,632	6,122,050

		50,252,859	68,244,760

	Consumer Products — 4.4%
50,000	Avon Products Inc.	1,325,900	810,500
16,500	Christian Dior SA	624,386	2,260,345
24,000	Church & Dwight Co. Inc.	79,628	1,331,280
24,000	Deckers Outdoor Corp.†	1,235,395	1,056,240
94,000	Energizer Holdings Inc.†	4,395,004	7,073,500
2,100	Givaudan SA†	608,272	2,056,524
60,000	Hanesbrands Inc.†	1,376,148	1,663,800
28,000	Harley-Davidson Inc.	1,300,779	1,280,440
4,000	Jarden Corp.	91,909	168,080
7,000	Mattel Inc.	126,000	227,080
11,683	National Presto Industries Inc.	552,055	815,123
10,000	Oil-Dri Corp. of America	171,255	219,000
55,000	Reckitt Benckiser Group plc.	1,688,933	2,898,545
32,400	Svenska Cellulosa AB, Cl. B	441,093	484,774
838,000	Swedish Match AB	9,271,950	33,762,528
9,000	The Clorox Co.	663,172	652,140
2,000	The Estee Lauder Companies Inc., Cl. A	72,260	108,240

		24,024,139	56,868,139

	Health Care — 4.2%
10,000	Abbott Laboratories	425,367	644,700
13,000	Allergan Inc.	603,993	1,203,410
36,000	Amgen Inc.	2,104,520	2,629,440
25,000	Baxter International Inc.	1,204,317	1,328,750
15,000	Becton, Dickinson and Co.	1,213,063	1,121,250
31,000	Biogen Idec Inc.†	624,029	4,475,780
320,000	Boston Scientific Corp.†	2,428,573	1,814,400
85,000	Bristol-Myers Squibb Co.	2,152,363	3,055,750
49,000	Covidien plc.	1,929,854	2,621,500
3,500	Gilead Sciences Inc.†	142,734	179,480
28,000	Henry Schein Inc.†	719,282	2,197,720
25,000	Hospira Inc.†	827,597	874,500
40,000	Johnson & Johnson	2,595,348	2,702,400
66,000	Life Technologies Corp.†	1,769,474	2,969,340
40,000	Mead Johnson Nutrition Co	1,797,128	3,220,400
100,000	Merck & Co. Inc.	2,237,482	4,175,000
9,600	Nobel Biocare Holding AG†	275,441	99,019
97,000	Novartis AG, ADR	4,333,718	5,422,300
10,000	Teva Pharmaceutical Industries Ltd., ADR	392,264	394,400
94,000	UnitedHealth Group Inc.	4,429,213	5,499,000
4,000	Waters Corp.†	285,470	317,880
12,000	Watson Pharmaceuticals Inc.†	491,936	887,880
60,000	William Demant Holding A/S† .	2,727,517	5,377,113
7,000	Zimmer Holdings Inc.	339,145	450,520

		36,049,828	53,661,932

	Telecommunications — 3.7%
65,000	BCE Inc.	1,607,838	2,678,000
1,032,000	BT Group plc, Cl. A	4,267,428	3,416,779
7,040,836	Cable & Wireless Jamaica Ltd.(b)	128,658	15,188
620,000	Cincinnati Bell Inc.†	3,274,665	2,306,400

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

See accompanying notes to financial statements.

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
130,000	Deutsche Telekom AG, ADR	$2,137,750	$1,421,160
36,000	Hellenic Telecommunications Organization SA†	625,736	91,116
15,000	Hellenic Telecommunications Organization SA, ADR	117,820	18,750
95,000	Koninklijke KPN NV	221,092	908,403
60,000	NII Holdings Inc.†	1,171,964	613,800
131,741	Oi SA, ADR	2,908,740	1,625,684
38,433	Oi SA, Cl. C, ADR	409,776	178,713
750,000	Sprint Nextel Corp.†	3,751,902	2,445,000
25,000	Telecom Argentina SA, ADR	147,932	295,250
565,000	Telecom Italia SpA	2,308,990	558,064
88,253	Telefonica Brasil SA, ADR	2,232,998	2,183,379
597,315	Telefonica SA, ADR	9,146,761	7,824,827
80,000	Telefonos de Mexico SAB de CV, Cl. L	46,372	60,691
610,740	Telephone & Data Systems Inc.	26,414,733	13,002,655
15,000	TELUS Corp.	280,203	900,796
150,000	Verizon Communications Inc.	4,927,467	6,666,000

		66,128,825	47,210,655

	Automotive: Parts and Accessories — 3.5%
69,000	BorgWarner Inc.†	1,608,717	4,525,710
142,000	CLARCOR Inc.	1,181,624	6,838,720
215,000	Dana Holding Corp.	1,440,698	2,754,150
256,000	Genuine Parts Co.	9,168,176	15,424,000
147,000	Johnson Controls Inc.	3,141,470	4,073,370
235,000	Modine Manufacturing Co.†	5,054,652	1,628,550
85,000	O’Reilly Automotive Inc.†	2,393,129	7,120,450
152,000	Standard Motor Products Inc.	1,520,657	2,140,160
58,300	Superior Industries. International Inc.	1,195,058	954,371
12,000	Tenneco Inc.†	380,139	321,840

		27,084,320	45,781,321

	Retail — 3.0%
10,000	Abercrombie & Fitch Co., Cl. A	315,760	341,400
71,000	AutoNation Inc.†	745,868	2,504,880
100	AutoZone Inc.†	8,793	36,717
60,000	Burger King Worldwide Inc.†	932,678	898,200
27,000	Coldwater Creek Inc.†	126,973	14,742
126,000	Collective Brands Inc.†	2,285,301	2,698,920
40,000	Costco Wholesale Corp.	1,843,960	3,800,000
120,000	CVS Caremark Corp.	4,075,042	5,607,600
36,000	HSN Inc.	843,049	1,452,600
377,000	Macy’s Inc.	6,682,622	12,949,950
47,000	Sally Beauty Holdings Inc.†	386,808	1,209,780
13,000	The Cheesecake Factory Inc.† .	380,728	415,480
5,000	Tiffany & Co.	285,150	264,750
74,000	Walgreen Co.	2,344,551	2,188,920
39,000	Wal-Mart Stores Inc.	1,947,671	2,719,080
21,000	Whole Foods Market Inc.	423,988	2,001,720

		23,628,942	39,104,739

	Machinery — 3.0%
15,000	Caterpillar Inc.	101,378	1,273,650
12,000	CNH Global NV†	300,884	466,320
376,000	Deere & Co.	10,962,073	30,407,120
267,000	Xylem Inc.	4,320,747	6,720,390

		15,685,082	38,867,480

Shares		Cost	Market Value
	Consumer Services — 3.0%
17,000	Expedia Inc.	$501,322	$817,190
71,000	IAC/InterActiveCorp.	1,814,243	3,237,600
200,000	Liberty Interactive Corp., Cl. A†	4,158,599	3,558,000
1,337,000	Rollins Inc.	9,132,991	29,908,690
27,000	TripAdvisor Inc.†	733,181	1,206,630

		16,340,336	38,728,110

	Aerospace and Defense — 2.7%
612,015	BBA Aviation plc.	1,468,801	1,955,350
240,000	Exelis Inc.	1,747,195	2,366,400
4,000	Huntington Ingalls Industries Inc.†	121,831	160,960
42,800	Kaman Corp.	1,040,981	1,324,232
3,000	Lockheed Martin Corp.	175,770	261,240
25,000	Northrop Grumman Corp.	1,282,844	1,594,750
1,200,000	Rolls-Royce Holdings plc.	9,166,092	16,125,039
145,000	The Boeing Co.	9,549,914	10,773,500

		24,553,428	34,561,471

	Publishing — 2.5%
170,000	Il Sole 24 Ore SpA†	707,873	112,623
130,000	Media General Inc., Cl. A†	1,142,790	599,300
110,000	Meredith Corp.	4,693,916	3,513,400
665,000	News Corp., Cl. A	7,480,444	14,822,850
355,000	News Corp., Cl. B	5,695,245	7,994,600
27,000	The E.W. Scripps Co., Cl. A†	172,848	259,470
116,000	The McGraw-Hill Companies Inc.	4,729,254	5,220,000

		24,622,370	32,522,243

	Business Services — 2.5%
1	Ascent Capital Group Inc., Cl. A†	23	52
159,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,236,036	957,180
33,000	Contax Participacoes SA, Preference	67,778	368,693
84,000	Diebold Inc.	3,161,225	3,100,440
5,230	Edenred	94,604	147,892
997	FleetCor Technologies Inc.†	663	34,935
200,000	G4S plc.	0	874,223
18,000	Jardine Matheson Holdings Ltd.	565,207	871,200
89,000	Landauer Inc.	2,479,290	5,102,370
36,500	MasterCard Inc., Cl. A	1,472,775	15,699,015
77,000	Monster Worldwide Inc.†	740,095	654,500
315,000	The Interpublic Group of Companies Inc.	2,655,599	3,417,750
4,000	Visa Inc., Cl. A	176,000	494,520

		12,649,295	31,722,770

	Aviation: Parts and Services — 2.0%
320,000	Curtiss-Wright Corp.	4,507,634	9,936,000
275,000	GenCorp Inc.†	2,370,094	1,790,250
86,200	Precision Castparts Corp.	4,434,882	14,179,038

		11,312,610	25,905,288

	Hotels and Gaming — 1.7%
20,000	Accor SA	694,524	624,652
186,000	Gaylord Entertainment Co.†	4,787,676	7,172,160
70,000	Genting Singapore plc.	52,525	77,916
8,000	Hyatt Hotels Corp., Cl. A†	263,258	297,280
32,000	Interval Leisure Group Inc.	610,959	608,320
1,330,000	Ladbrokes plc.	8,850,280	3,274,435
54,000	Las Vegas Sands Corp.	751,456	2,348,460
3,600,000	Mandarin Oriental International Ltd.	6,769,756	4,644,000

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

See accompanying notes to financial statements.

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
90,000	MGM China Holdings Ltd.	$177,759	$135,964
30,000	MGM Resorts International†	277,963	334,800
32,000	Orient-Express Hotels Ltd., Cl. A†	473,395	267,840
40,000	Pinnacle Entertainment Inc.†	189,092	384,800
34,000	Starwood Hotels & Resorts Worldwide Inc.	520,597	1,803,360
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	265,534
2,000	Wynn Resorts Ltd.	74,539	207,440

		24,649,229	22,446,961

	Specialty Chemicals — 1.6%
9,000	Ashland Inc.	150,660	623,790
24,000	E. I. du Pont de Nemours and Co.	1,082,876	1,213,680
410,000	Ferro Corp.†	4,426,680	1,968,000
8,000	FMC Corp.	136,430	427,840
39,000	H.B. Fuller Co.	753,034	1,197,300
45,000	Huntsman Corp.	633,827	582,300
67,000	International Flavors & Fragrances Inc.	3,160,460	3,671,600
267,000	Omnova Solutions Inc.†	1,655,747	2,013,180
208,000	Sensient Technologies Corp.	3,788,404	7,639,840
1,000	SGL Carbon SE	57,689	39,053
100,000	Zep Inc.	1,293,508	1,373,000

		17,139,315	20,749,583

	Broadcasting — 1.3%
265,000	CBS Corp., Cl. A, Voting	7,659,961	8,821,850
2,000	Cogeco Inc.	39,014	90,050
22,334	Corus Entertainment Inc., Cl. B, OTC	40,694	504,078
6,666	Corus Entertainment Inc., Cl. B, Non-Voting, Toronto	12,406	150,068
30,000	Gray Television Inc.†	54,872	44,100
80,000	Liberty Media Corp. - Liberty Capital, Cl. A†	1,113,132	7,032,800
24,000	LIN TV Corp., Cl. A†	156,403	72,480
100,000	Television Broadcasts Ltd.	396,239	692,838

		9,472,721	17,408,264

	Electronics — 1.3%
19,000	Bel Fuse Inc., Cl. A	558,116	344,090
40,000	Emerson Electric Co.	2,027,346	1,863,200
4,000	Hitachi Ltd., ADR	287,076	245,600
90,000	Intel Corp.	1,934,046	2,398,500
36,342	Koninklijke Philips Electronics NV	88,880	714,853
60,000	LSI Corp.†.	350,973	382,200
2,400	Mettler-Toledo International Inc.†	337,270	374,040
20,000	Molex Inc., Cl. A	363,729	404,600
2,000	Rovi Corp.†	33,295	39,240
55,000	TE Connectivity Ltd.	2,106,049	1,755,050
270,000	Texas Instruments Inc.	6,455,544	7,746,300

		14,542,324	16,267,673

	Metals and Mining — 1.1%
44,000	Agnico-Eagle Mines Ltd.	1,853,887	1,780,240
125,000	Alcoa Inc.	1,210,891	1,093,750
64,000	Barrick Gold Corp.	1,873,920	2,404,480
20,000	Freeport-McMoRan Copper & Gold Inc.	928,431	681,400
54,000	Ivanhoe Mines Ltd.†	452,732	522,720
5,000	Materion Corp.	112,422	115,150

Shares		Cost	Market Value
50,000	New Hope Corp. Ltd.	$67,580	$205,212
156,000	Newmont Mining Corp.	5,355,090	7,567,560
20,000	Vale SA, ADR	359,974	397,000

		12,214,927	14,767,512

	Wireless Communications — 1.1%
130,000	America Movil SAB de CV, Cl. L, ADR	843,732	3,387,800
7,000	Millicom International Cellular SA, SDR	700,202	658,769
1,500	NTT DoCoMo Inc.	2,980,751	2,490,148
54,075	Tim Participacoes SA, ADR	390,208	1,484,900
118,000	United States Cellular Corp.†	5,451,900	4,557,160
65,000	Vodafone Group plc, ADR	1,725,536	1,831,700

		12,092,329	14,410,477

	Environmental Services — 0.9%
210,000	Republic Services Inc.	4,445,444	5,556,600
170,000	Waste Management Inc.	4,320,028	5,678,000

		8,765,472	11,234,600

	Computer Software and Services — 0.8%
7,000	Check Point Software Technologies Ltd.†	118,774	347,130
40,000	InterXion Holding NV†	582,330	724,400
65,000	NCR Corp.†	813,962	1,477,450
26,000	Rockwell Automation Inc	863,281	1,717,560
410,000	Yahoo! Inc.†	7,729,756	6,490,300

		10,108,103	10,756,840

	Agriculture — 0.8%
254,000	Archer-Daniels-Midland Co.	5,831,188	7,498,080
20,000	Monsanto Co.	892,390	1,655,600
15,000	Syngenta AG, ADR	189,981	1,026,600
10,000	The Mosaic Co.	428,085	547,600

		7,341,644	10,727,880

	Communications Equipment — 0.6%
65,000	Cisco Systems Inc.	1,293,867	1,116,050
500,000	Corning Inc.	4,439,577	6,465,000

		5,733,444	7,581,050

	Automotive — 0.6%
36,000	Ford Motor Co.	585,030	345,240
133,000	Navistar International Corp.†	4,014,571	3,773,210
81,000	PACCAR Inc.	356,389	3,174,390

		4,955,990	7,292,840

	Transportation — 0.4%
142,000	GATX Corp.	4,402,791	5,467,000

	Real Estate — 0.4%
55,500	Griffin Land & Nurseries Inc.	529,368	1,553,445
200,000	The St. Joe Co.†	4,144,271	3,162,000

		4,673,639	4,715,445

	Closed-End Funds — 0.3%
30,000	Royce Value Trust Inc.	368,797	373,800
102,000	The Central Europe and Russia Fund Inc.	2,492,269	3,084,480
72,756	The New Germany Fund Inc.	794,751	982,206

		3,655,817	4,440,486

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

See accompanying notes to financial statements.

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Building and Construction — 0.3%
138,000	Fortune Brands Home & Security Inc.†	$1,492,660	$3,073,260
25,000	Layne Christensen Co.†	476,143	517,250
10,000	Tutor Perini Corp.†	147,800	126,700

		2,116,603	3,717,210

	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	37,490	135,340
34,000	Rayonier Inc.	723,745	1,526,600

		761,235	1,661,940

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	132,795	504,448
10,000	Nobility Homes Inc.†	183,582	56,900
27,000	Skyline Corp.	679,802	137,160

		996,179	698,508

	Computer Hardware — 0.0%
12,000	SanDisk Corp.†	608,341	437,760

	TOTAL COMMON STOCKS	826,646,339	1,283,460,914

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
22,500	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	628,042	936,000

	RIGHTS — 0.0%
	Metals and Mining — 0.0%
54,000	Ivanhoe Mines Ltd., expire 07/19/12†	0	49,788

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
140,800	Kinder Morgan Inc., expire 05/25/17†	164,570	304,128

	Retail — 0.0%
145,000	Talbots Inc., expire 04/06/15†	435,000	421

	TOTAL WARRANTS	599,570	304,549

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.1%
$2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17(c)	2,000,000	1,872,500

	U.S. GOVERNMENT OBLIGATIONS — 0.5%
5,937,000	U.S. Treasury Bills, 0.095% to 0.150%††, 08/16/12 to 12/27/12	5,934,804	5,935,024

TOTAL INVESTMENTS — 100.0%		$835,808,755	1,292,558,775

Other Assets and Liabilities (Net)			613,366

PREFERRED STOCK
(8,218,262 preferred shares outstanding)			(305,356,550)

NET ASSETS — COMMON STOCK
(186,201,454 common shares outstanding)			$987,815,591

NET ASSET VALUE PER COMMON SHARE
($987,815,591 ÷ 186,201,454 shares outstanding)			$5.31

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2012, the market value of fair valued securities amounted to $130,639 or 0.01% of total investments.

(b)	At June 30, 2012, the Fund held an investment in a restricted security amounting to $15,188 or 0.00% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/12 Carrying Value Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0022

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the market value of the Rule 144A security amounted to $1,872,500 or 0.14% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	79.3%	$1,024,816,450
Europe	15.6	201,621,809
Latin America	2.9	37,005,595
Japan	1.7	21,886,758
Asia/Pacific	0.5	7,228,163

Total Investments	100.0%	$1,292,558,775

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities
June 30, 2012 (Unaudited)
Assets:
Investments, at value (cost $835,808,755)	$1,292,558,775
Foreign currency, at value (cost $74,565)	73,948
Cash	604
Receivable for investments sold	772,678
Dividends and interest receivable	4,068,355
Deferred offering expense	182,694
Prepaid expenses	14,248

Total Assets	1,297,671,302

Liabilities:
Distributions payable	140,304
Payable for investments purchased	517,200
Payable for investment advisory fees	2,299,398
Payable for payroll expenses	76,755
Payable for accounting fees	3,750
Payable for auction agent fees	873,577
Payable for rights offering expenses	415,914
Other accrued expenses	172,263

Total Liabilities	4,499,161

Preferred Stock:
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D Cumulative Preferred Stock (5.875%, $25 liquidation value, $0.001 par value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series F Cumulative Preferred Stock (6.200%, $25 liquidation value, $0.001 par value, 6,000,000 shares authorized with 5,850,402 shares issued and outstanding)	146,260,050

Total Preferred Shares	305,356,550

Net Assets Attributable to Common Shareholders	$987,815,591

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$614,080,095
Accumulated net investment income	490,195
Accumulated net realized loss on investments, futures contracts, and foreign currency transactions	(83,508,067)
Net unrealized appreciation on investments	456,750,020
Net unrealized appreciation on foreign currency translations	3,348

Net Assets	$987,815,591

Net Asset Value per Common Share:
($987,815,591 ÷ 186,201,454 shares outstanding at $0.001 par value; 246,000,000 shares authorized)	$5.31

Statement of Operations
For the Six Months Ended June 30, 2012 (Unaudited)
Investment Income:
Dividends (net of foreign withholding taxes of $389,529)	$15,998,644
Interest	44,173

Total Investment Income	16,042,817

Expenses:
Investment advisory fees	6,555,365
Shareholder communications expenses	248,584
Custodian fees	93,219
Directors’ fees	89,362
Payroll expenses	67,257
Shareholder services fees	66,689
Legal and audit fees	37,982
Accounting fees	22,500
Miscellaneous expenses	157,497

Total Expenses	7,338,455

Net Investment Income	8,704,362

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	19,014,520
Net realized loss on futures contracts	(3,051,672)
Net realized loss on foreign currency transactions	(17,438)

Net realized gain on investments, futures contracts, and foreign currency transactions	15,945,410

Net change in unrealized appreciation/depreciation:
on investments	53,073,012
on futures contracts	179,411
on foreign currency translations	(5,666)

Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	53,246,757

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	69,192,167

Net Increase in Net Assets Resulting from Operations	77,896,529

Total Distributions to Preferred Stock Shareholders	(6,287,445)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$71,609,084

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
Operations:
Net investment income	$8,704,362		$13,105,587
Net realized gain on investments, futures contracts, swap contracts, and foreign currency transactions	15,945,410		2,943,344
Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts, and foreign currency translations	53,246,757		(18,496,012)

Net Increase/(Decrease) in Net Assets Resulting from Operations	77,896,529		(2,447,081)

Distributions to Preferred Shareholders:
Net investment income	(2,011,982	)*	(10,150,930)
Net realized short-term gain	—		(2,538,209)
Net realized long-term gain.	(4,275,463	)*	—

Total Distributions to Preferred Shareholders	(6,287,445)		(12,689,139)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	71,609,084		(15,136,220)

Distributions to Common Shareholders:
Net investment Income	(5,697,950	)*	(3,337,003)
Net realized short-term gain	—		(834,407)
Net realized long-term gain	(11,913,895	)*	—
Return of capital	(34,187,698	)*	(99,713,931)

Total Distributions to Common Shareholders	(51,799,543)		(103,885,341)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	8,505,648		20,156,854
Offering costs for preferred shares charged to paid-in capital	(450,000)		—

Net Increase in Net Assets from Fund Share Transactions	8,055,648		20,156,854

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	27,865,189		(98,864,707)

Net Assets Attributable to Common Shareholders:
Beginning of period	959,950,402		1,058,815,109

End of period (including undistributed net investment income of $490,195 and $0, respectively)	$987,815,591		$959,950,402

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009		2008	2007
Operating Performance:
Net asset value, beginning of period	$5.20		$5.85		$5.03	$4.14		$9.22	$9.40

Net investment income	0.05		0.07		0.05	0.06		0.12	0.14
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions.	0.37		(0.08)		1.35	1.62		(4.30)	1.12

Total from investment operations	0.42		(0.01)		1.40	1.68		(4.18)	1.26

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.06)		(0.05)	(0.07)		(0.11)	(0.02)
Net realized gain	(0.02	)*	(0.01)		—	—		—	(0.12)
Return of capital	—		—		(0.02)	—		—	—

Total distributions to preferred shareholders	(0.03)		(0.07)		(0.07)	(0.07)		(0.11)	(0.14)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.39		(0.08)		1.33	1.61		(4.29)	1.12

Distributions to Common Shareholders:
Net investment income	(0.03	)*	(0.02)		—	(0.00	)(b)	0.00 (b)	(0.12)
Net realized gain	(0.06	)*	(0.00	)(b)	—	—		—	(0.57)
Return of capital	(0.19	)*	(0.55)		(0.51)	(0.72)		(0.80)	(0.61)

Total distributions to common shareholders	(0.28)		(0.57)		(0.51)	(0.72)		(0.80)	(1.30)

Fund Share Transactions:
Increase/(decrease) in net asset value from common share transactions	(0.00	)(b)	—		—	0.00	(b)	0.01	—
Increase in net asset value from repurchase of preferred shares.	—		—		—	0.00	(b)	0.00 (b)	—
Recapture of gain on sale of Fund shares by an affiliate	—		—		0.00 (b)	—		—	—
Offering costs for preferred shares charged to paid-in capital	(0.00	)(b)	—		—	—		0.00 (b)	—

Total Fund share transactions	(0.00	)(b)	—		0.00 (b)	0.00	(b)	0.01	—

Net Asset Value Attributable to Common Shareholders, End of Period	$5.31		$5.20		$5.85	$5.03		$4.14	$9.22

NAV Total Return †	7.50%		(1.17)%		28.15%	44.10%		(49.06)%	12.14%

Market value, end of period	$5.38		$4.99		$5.67	$5.04		$3.70	$9.28

Investment total return ††	13.5%		(2.15)%		23.96%	61.56%		(54.77)%	12.75%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,293,172		$1,265,307		$1,364,172	$1,215,626		$1,106,614	$1,990,123
Net assets attributable to common shares, end of period (in 000’s)	$987,816		$959,950		$1,058,815	$910,269		$724,076	$1,586,381
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.72	%(c)	1.26%		0.92%	1.53%		1.73%	1.16%
Ratio of operating expenses to average net assets attributable to common shares before fee reduction	1.45	%(c)	1.48%		1.50%	1.74%		1.52%	—
Ratio of operating expenses to average net assets attributable to common shares net of fee reduction, if any	1.45	%(c)	1.19%		1.50%	1.72%		1.19%	1.46%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reduction	1.12	%(c)	1.15%		1.14%	1.22%		1.14%	—

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Ratios to Average Net Assets and Supplemental Data (continued):
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction, if any	1.12	%(c)	0.92%	1.14%	1.20%	0.89%	1.17%
Portfolio turnover rate †††	2.7%		6.3%	5.5%	6.7%	13.5%	17.2%
Preferred Stock:
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$72,000		$72,000	$72,000	$72,000	$117,000	$130,000
Total shares outstanding (in 000’s)	3		3	3	3	5	5
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(d)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$105,874		$103,593	$111,687	$99,525	$72,320	$123,230
5.875% Series D Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$59,097		$59,097	$59,097	$59,097	$72,532	$73,743
Total shares outstanding (in 000’s)	2,364		2,364	2,364	2,364	2,901	2,950
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(e)	$25.79		$25.35	$25.03	$23.39	$22.69	$23.86
Asset coverage per share	$105.87		$103.59	$111.69	$99.53	$72.32	$123.23
Auction Rate Series E Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$28,000		$28,000	$28,000	$28,000	$45,000	$50,000
Total shares outstanding (in 000’s)	1		1	1	1	2	2
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(d)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$105,874		$103,593	$111,687	$99,525	$72,320	$123,230
6.200% Series F Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$146,260		$146,260	$146,260	$146,260	$148,007	$150,000
Total shares outstanding (in 000’s)	5,850		5,850	5,850	5,850	5,920	6,000
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(e)	$25.74		$25.57	$25.71	$24.08	$23.48	$24.69
Asset coverage per share	$105.87		$103.59	$111.69	$99.53	$72.32	$123.23
Asset Coverage(f)	423%		414%	447%	398%	289%	493%

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††

Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 27.3%.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

Liquidation value, except for 2007 when price was based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(e)	Based on weekly prices.
(f)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long-term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$82,214,814	—	$0	$82,214,814
Equipment and Supplies	77,846,082	—	600	77,846,682
Entertainment	68,114,721	—	130,039	68,244,760
Telecommunications	47,195,467	$15,188	—	47,210,655
Other Industries(a)	1,007,944,003	—	—	1,007,944,003
Total Common Stocks	1,283,315,087	15,188	130,639	1,283,460,914
Convertible Preferred Stocks(a)	936,000	—	—	936,000
Rights(a)	49,788	—	—	49,788
Warrants(a)	304,549	—	—	304,549
Convertible Corporate Bonds(a)	—	1,872,500	—	1,872,500
U.S. Government Obligations	—	5,935,024	—	5,935,024
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,284,605,424	$7,822,712	$130,639	$1,292,558,775

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the six months ended June 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2012, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The Fund held an equity futures contract through May 11, with an average monthly notional amount while it was outstanding of approximately $27,714,170. At June 30, 2012, the Fund held no investments in equity futures contracts.

For the six months ended June 30, 2012, the effect of equity futures contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2012, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of June 30, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock (“Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$4,171,410	$12,689,139
Return of capital	99,713,931	—

Total distributions paid	$103,885,341	$12,689,139

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(68,461,264)
Net unrealized appreciation on investments, future contracts, swap contracts, and foreign currency translations.	388,203,107
Other temporary differences*	(3,586)

Total.	$319,738,257

*	Other temporary differences are primarily due to income adjustments from investments in hybrid securities.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$1,756,451
Capital Loss Carryforward Available through 2017	53,348,591
Capital Loss Carryforward Available through 2018	13,356,222

Total Capital Loss Carryforwards	$68,461,264

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$850,719,660	$520,212,857	$(78,373,742)	$441,839,115

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of each particular series of Preferred Stock for the period. For the six months ended June 30, 2012, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of the outstanding Series D and Series F Preferred Stock. Thus, advisory fees were accrued on the liquidation value of the Series D and Series F Preferred Stock. For the six months ended June 30, 2012, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate for the Series C and Series E Preferred Stock. Thus, advisory fees were accrued on the liquidation value of the Series C and Series E Preferred Stock.

During the six months ended June 30, 2012, the Fund paid brokerage commissions on security trades of $74,735 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2012, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2012, the Fund paid or accrued $67,257 in payroll expenses in the Statement of Operations.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2012, other than short-term securities and U.S. Government obligations, aggregated $35,578,886 and $80,055,256, respectively.

5. Capital. The charter permits the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in common shares were as follows:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	1,581,216	$8,505,648	3,762,752	$20,156,854

The Fund’s Articles of Incorporation, as amended, authorizes the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series D, Series E, and Series F Preferred Stock at redemption prices of $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares was declared effective by the SEC on June 30, 2011.

For Series C and Series E Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days is expected to vary with short-term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

and Series E Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series C and Series E Preferred Stock is 150% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series C and Series E Preferred Stock during the six months ended June 30, 2012 and the year ended December 31, 2011.

At June 30, 2012, the Fund may redeem in whole or in part the Series D and Series F Preferred Stocks at the redemption price at any time. The Board has authorized the repurchase of Series D and Series F Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not repurchase any shares of Series D or Series F Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 6/30/2012	Net Proceeds	2012 Dividend Rate Range	Dividend Rate at 6/30/2012	Accrued Dividend at 6/30/2012
C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	0.030% to 0.195%	0.150%	$900
D 5.875%	October 7, 2003	3,000,000	2,363,860	$72,375,842	Fixed Rate	5.875%	$38,577
E Auction Rate	October 7, 2003	2,000	1,120	$49,350,009	0.030% to 0.195%	0.090%	$70
F 6.200%	November 10, 2006	6,000,000	5,850,402	$144,765,000	Fixed Rate	6.200%	$100,757

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were subsequent events requiring recognition or disclosure in the financial statements.

On July 12, 2012, Moody’s Investors Services changed its ratings on the Preferred Shares. This ratings change increased the maximum rate to 175% of the “AA” Financial Composite Commercial Paper Rate on the Series C Preferred and Series E Preferred, on subsequent auction dates.

On July 31, 2012, the Fund completed a rights offering in which the Fund issued 2,816,524 shares of Series G Cumulative Preferred Stock (the “Series G Preferred”) totaling $70,413,100. In the offering, the Fund’s existing Series F Preferred shareholders received one transferable right for each share of Series F Preferred held on the record date (June 22, 2012). Holders of Rights were entitled to purchase one share of Series G Preferred by submitting one Right plus $25.00 (the “Subscription Price”) pursuant to the Offering. The Subscription Price was payable in cash, by surrender of Series F Preferred at the liquidation preference amount, or any combination of cash and Series F Preferred shares.

The Series G Preferred shares were issued on August 1, 2012. 702,193 Series F Preferred shares with a liquidation value of $25.00 per share, or approximately $17.6 million, were surrendered by subscribing shareholders to acquire Series G Preferred. The surrendered Series F Preferred shares were retired. The proceeds raised in the rights offering will be used to redeem a portion of the remaining outstanding Series F Preferred.

On August 15, 2012 the Board authorized the redemption of 2,120,000 shares of Series F Preferred. The redemption date is September 26, 2012, and the redemption price is $25.00 per share, which is equal to the liquidation preference of the Series F Preferred.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 14, 2012 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2012 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Anthony R. Pustorino as a Director of the Fund. A total of 144,988,320 votes were cast in favor of this Director and a total of 7,172,723 votes were withheld for this Director. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Director of the Fund. A total of 7,262,868 votes were cast in favor of this Director and a total of 370,874 votes were withheld for this Director.

Mario J. Gabelli, CFA, Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Arthur V. Ferrara, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

On August 15, 2012, the Board appointed William F. Heitmann as a Trustee of the Fund.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 8, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Equity Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required annually to review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund. More specifically, at a meeting held on May 16, 2012, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered short-term and long-term investment performance for the Fund over various periods of time as compared with relevant equity indices and the performance of other equity closed-end funds included in the Lipper peer group. The Independent Board Members noted that the Fund’s total return performance was above the peer average and peer median for the three, five, and ten year periods ended March 31, 2012, but below the peer average and peer median for the one year period ended March 31, 2012. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement is much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the “other non- management expenses” paid by the Fund is below the average and median for its peer group, but that the management fee, gross advisory fee and total expenses, respectively, were above the average and median for peer funds. They took note of the fact that the use of leverage impacts comparative expenses with peer funds. The Independent Board Members were aware that the Adviser waives its fee on the incremental liquidation value of the Fund’s preferred stock if the total return on net asset value of the common stock does not exceed the stated dividend rate or net swap expense for the preferred stock for the year after consideration of the reinvestment of distributions and the management fees attributable to the incremental liquidation value of the preferred stock, and that the comparative “total expense ratio” and “other expense” information reflected these waivers, if applicable. The Independent Board Members concluded that the fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs, and pro forma estimates of the Adviser’s profitability and costs attributable to the Fund as part of the Gabelli/GAMCO fund complex and assuming the Fund

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

constituted the Adviser’s only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser’s profitability was at an acceptable level.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. The Board Members concluded that there was an appropriate sharing of economies of scale.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions.

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance consistent with the investment strategies being pursued by the Fund at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

Base Prospectus dated May 31, 2012

PROSPECTUS

$500,000,000

The Gabelli Equity Trust Inc.

Common Stock

Preferred Stock

Subscription Rights to Purchase Common Stock

Subscription Rights to Purchase Preferred Stock

Investment Objectives. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities. Income is a secondary investment objective. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities. The Fund was organized as a Maryland corporation on May 20, 1986 and commenced its investment operations on August 21, 1986. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s objectives will be achieved.

We may offer, from time to time, in one or more offerings, shares of our common stock or preferred stock, each having a par value of $0.001 per share, or our subscription rights to purchase our common stock or preferred stock. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares.

Our shares may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission, or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of shares of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period, and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (preferred or common) issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering. Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “GAB.” Currently, the Fund’s Series D Cumulative Preferred Stock and Series F Cumulative Preferred Stock are listed on the NYSE under the symbol “GAB PrD” and “GAB PrF,” respectively. Any future series of fixed rate preferred shares would also likely be listed on a stock exchange. On May 30, 2012, the last reported NYSE sale price of shares of our common stock was $5.31 per share. The net asset value of shares of the Fund’s common stock at the close of business on May 30, 2012 was $5.22 per share.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s shares involves risks. See “Risk Factors and Special Considerations” on page 19 for factors that should be considered before investing in shares of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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This Prospectus may not be used to consummate sales of shares by us through agents, underwriters, or dealers unless accompanied by a Prospectus Supplement.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the shares, and retain it for future reference. A Statement of Additional Information, dated May 31, 2012, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 52 of this Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date of this Prospectus.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated May 31, 2012 (the “SAI”).

The Fund

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986. Throughout this Prospectus, we refer to The Gabelli Equity Trust Inc. as the “Fund” or as “we.” See “The Fund.”

The Fund’s outstanding shares of common stock, par value $0.001 per share, are listed on the New York Stock Exchange under the symbol “GAB.” As of March 31, 2012, the net assets of the Fund attributable to its common stock were $1,055,358,158. As of March 31, 2012, the Fund had outstanding 185,376,493 shares of common stock; 2,880 shares of Series C Auction Rate Cumulative Preferred Stock, liquidation preference $25,000 per share (the “Series C Auction Rate Preferred”); 2,363,860 shares of 5.875% Series D Cumulative Preferred Stock, liquidation preference $25 per share (the “Series D Preferred”); 1,120 shares of Series E Auction Rate Cumulative Preferred Stock, liquidation preference $25,000 per share (the “Series E Auction Rate Preferred”); and 5,850,402 shares of 6.20% Series F Cumulative Preferred Stock, liquidation preference $25 per share (the “Series F Preferred”). The Fund completed its redemption of its 7.25% Tax Advantaged Cumulative Preferred Stock (the “Series A Preferred”) and its 7.20% Tax Advantaged Series B Cumulative Preferred Stock (the “Series B Preferred”) on June 17, 2003 and January 8, 2007, respectively. The Series C Auction Rate Preferred, Series D Preferred, Series E Auction Rate Preferred and Series F Preferred have the same seniority with respect to distributions and liquidation preference.

The Offering

We may offer, from time to time, in one or more offerings, our common stock, $0.001 par value per share and our preferred stock, $0.001 par value per share. The shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). We may also offer subscription rights to purchase our common stock or preferred stock. The offering price per share of our common stock will not be less than the net asset value per share of our common stock at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value. See “Rights Offerings.” You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares. Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (preferred or common) issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering. Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “GAB.” Currently, the Fund’s Series D Cumulative Preferred Stock and Series F Cumulative Preferred Stock are listed on the NYSE under the symbol “GAB PrD” and “GAB PrF,” respectively. Any future series of fixed rate preferred shares would also likely be listed on a stock exchange. On May 30, 2012, the last reported NYSE sale price of shares of our common stock was $5.31 per share. The net asset value of shares of the Fund’s common stock at the close of business on May 30, 2012 was $5.22 per share.

Investment Objectives and Policies

The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities selected by the Investment Adviser. Income is a secondary investment objective.

Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

The Fund seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high yielding, fixed income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stock, and domestic and foreign government obligations. Fixed income securities purchased by the Fund may be rated as low as C by Moody’s Investors Service, Inc. (“Moody’s”) or D by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”), or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date. These debt securities, which are often referred to in the financial press as “junk bonds,” are predominantly speculative and involve major risk exposure to adverse conditions.

The Fund invests in equity securities across all market capitalization ranges. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in emerging markets.

No assurance can be given that the Fund’s investment objectives will be achieved. See “Investment Objectives and Policies.”

Common Stock

Currently, 246,000,000 of the Fund’s capital stock, which includes the common stock being registered with this registration statement, have been classified by the Board of Directors (the “Board”) of the Fund or any duly authorized committee thereof as common stock, par value $0.001 per share. Holders of the common stock are entitled to one vote per share held. Holders of the common stock are entitled to share equally in distributions authorized by the Fund’s Board payable to the holders of such shares and in the net assets of the Fund available on liquidation for distribution to holders of such shares. The shares of common stock have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. In the event of liquidation, each share of Fund common stock is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred stock ranking senior to the shares of common stock of the Fund. As of March 31, 2012, 185,376,493 shares of common stock of the Fund were outstanding.

Preferred Stock

Currently, 24,000,000 shares of the Fund’s capital stock, which includes the preferred stock being registered with this registration statement, have been classified by the Board of the Fund or any duly authorized committee thereof as preferred stock, par value $0.001 per share. The Fund’s Board may reclassify authorized and unissued shares of the Fund, previously classified as common stock, as preferred stock prior to the completion of any offering. The terms of each series of preferred stock may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common stock. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common stock for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred stock (“Fixed Rate Preferred Stock”) or additional series of auction rate preferred stock (“Auction Rate Preferred Stock”). Any Fixed Rate Preferred Stock or Auction Rate Preferred Stock issued by the Fund will pay, as applicable, distributions at a fixed rate or at rates that will be reset frequently based on short term interest rates. (As of March 31, 2012, 2,880 shares of Series C Auction Rate Preferred, 2,363,860 shares of Series D Preferred, 1,120 shares of Series E Auction Rate Preferred and 5,850,402 shares of Series F Preferred were outstanding.) Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risk” and “Certain Investment Practices—Leveraging.” The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow for investment purposes.

Dividends and Distributions

Preferred Stock Distributions. In accordance with the Fund’s Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary of the Fund establishing a series of preferred stock (the “Articles Supplementary” and together with the Articles of Incorporation, the “Charter”) and as required by the 1940 Act, all preferred stock of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred stock of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred stock of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred stock of the Fund, any distributions on such preferred stock will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred stock on the relevant dividend payment date.

In the event that for any calendar year the total distributions on shares of the Fund’s preferred stock exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in the shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the preferred stock, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the stock. The Fund did not make return of capital distributions to its preferred shareholders during the year ended December 31, 2011.

Common Stock Distributions. In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common shareholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred stock. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2011, the Fund made distributions of $0.57 per share of common stock, of which approximately $0.55 per share was deemed a return of capital. The total 2011 distributions of $0.57 per common share consisted of $0.57 per share in the form of cash distributions. The Fund has made quarterly distributions with respect to its common stock since 1987. A portion of all distributions to common shareholders for the past five years have constituted a return of capital. In addition, a portion of the distributions to common shareholders during fourteen of the twenty-five fiscal years since the Fund’s inception has constituted a return of capital.

Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a capital gain dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through December 31, 2012.

Use of Proceeds

The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Use of Proceeds.”

Exchange Listing

The Fund’s outstanding shares of common stock are listed on the NYSE, under the trading or “ticker” symbol “GAB.” Currently, the Series D Preferred and Series F Preferred are listed on the NYSE under the symbol “GAB PrD” and “GAB PrF,” respectively. See “Description of Capital Stock.” Any additional series of Fixed Rate Preferred Stock issued by the Fund would also likely be listed on the NYSE. Subscription rights issued by the Fund may also be listed on a securities exchange.

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their net asset value. Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common stock will trade at a price higher than, equal to or above net asset value. The Fund’s net asset value will be reduced immediately following an offering by the sales load and the amount of the offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors. See “Risk Factors and Special Considerations,” “Description of the Capital Stock” and “Repurchase of Common Stock.”

The common shares are designed primarily for long term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Fixed rate preferred shares, if issued, may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes in interest rates.

Risk Factors and Special Considerations

Risk is inherent in all investing. Therefore, before investing in shares of the Fund, you should consider the following risks carefully.

Leverage Risk. The Fund currently uses, and intends to continue to use, financial leverage for investment purposes by issuing preferred stock. As of March 31, 2012, the amount of leverage represented approximately 22% of the Fund’s net assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund determines to employ additional leverage in its investment operations, the Fund is subject to additional substantial risk of loss. The Fund cannot assure you that the issuance of preferred shares will result in a higher yield or return to the holders of shares of common stock. Also, as the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common stock distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxation.”

Special Risks to Holders of Fixed Rate Preferred Stock. Prior to any offering, there will be no public market for any additional series of Fixed Rate Preferred Stock. In the event any additional series of Fixed Rate Preferred Stock are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Shares of Fixed Rate Preferred Stock may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks for Holders of Auction Rate Preferred Stock.

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Auction Risk. Since February 2008, the auctions for the Auction Rate Preferred Stock have failed and have continued to fail. Failing means that more Auction Rate Preferred Stock is offered for sale than there are buyers for those shares. During this period while auctions have continued to fail, holders of the Fund’s Auction Rate Preferred Stock who wanted to sell their shares at par through the auction process have been unable to do so. Holders have continued to receive dividends on their Auction Rate Preferred Stock at a maximum rate determined by reference to short term rates, rather than at a price set by auction. At present, the maximum rate is equal to 150% of the “AA” Financial Composite Commercial Paper Rate, determined on each calculation date. For the fiscal quarter ended March 31, 2012, the dividend rates for the Series C Auction Rate Preferred and the Series E Auction Rate Preferred ranged from 0.030% to 0.180% and 0.030% to 0.150%, respectively. A failed auction is not a default and the Fund has no obligation under its Charter to redeem its Auction Rate Preferred Stock because the auctions continue to fail. The Fund cannot estimate when or if auction markets for the Auction Rate Preferred Stock will resume functioning. There appears to be a secondary market in certain auction market preferred issues, although the Fund is not aware whether there is or will be an active trading market for the Fund’s shares.

If the auctions were to resume, which management does not consider to be likely, other risks would apply. For example, if you place an order (a hold order) at an auction to retain Auction Rate Preferred Stock only at a specified rate that exceeds the rate set at the auction, you will not retain your Auction Rate Preferred Stock. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Auction Rate Preferred Stock, which could also affect the liquidity of your investment.

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Secondary Market Risk. If you try to sell your Auction Rate Preferred Stock between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Auction Rate Preferred Stock are not required to maintain this market and the Fund is not required to redeem Auction Rate Preferred Stock if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Auction Rate Preferred Stock will not be registered on a stock exchange. If you sell your Auction Rate Preferred Stock to a broker-dealer or other party between auctions, you may receive less than the price you paid for them.

Our Subscription Rights. There is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of shares of preferred stock or shares of common stock issued may be reduced, and the preferred stock or common stock may trade at less favorable prices than larger offerings for similar securities.

Common Stock Distribution Policy Risk. The Fund has adopted a policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common shareholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the preferred stock. A portion of all distributions to common shareholders for the past five years have constituted a return of capital. In addition, a portion of the distributions to holders of common stock during fourteen of the twenty-five fiscal years since the Fund’s inception has constituted a return of capital. Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a capital gain dividend, subject to the maximum federal income tax rate of 15% (scheduled to rise to 20% in 2013), and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35% (scheduled to rise to 39.6% in 2013). Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund.

Market Discount Risk. Common shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. The Investment Adviser cannot predict whether the Fund’s shares will trade at, below or above net asset value. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them, because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s common shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which such shares may trade at the then-current market value, which may differ from the then-current net asset value.

Non-Diversified Status. As a non-diversified, closed-end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See “Risk Factors and Special Considerations—Non-Diversified Status.”

Industry Concentration Risk. The Fund may invest up to 25% of its assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry. See “Risk Factors and Special Considerations—Industry Concentration Risk.”

Interest Rate Transactions. The Fund may enter into swap transactions in connection with Auction Rate Preferred Stock. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See “How the Fund Manages Risk—Interest Rate Transactions.”

Foreign Securities. The Fund may invest up to 35% of its total assets in securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Also, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing losses. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or United States dollar denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Non-Investment Grade Securities. The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration. These may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issuer to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Derivative Transactions. The Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•

the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.

See “Risk Factors and Special Considerations—Special Risks of Derivative Transactions.”

Futures Transactions. The Fund may make investments in futures and options on futures. Risks include, but are not limited to, the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Swap Agreements. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Forward Currency Exchange Contracts. The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations—Management Risk.”

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—Dependence on Key Personnel.”

Geopolitical Events. Geopolitical events, such as terrorist attacks and wars, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices, and other factors relating to the common stock.

Anti-Takeover Provisions. The Charter and the By-Laws of the Fund, as amended from time to time (the “By-Laws” and together with the Charter, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Taxation. The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Temporary Investments. During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Emerging Markets Risk. The Fund may invest up to 35% of its total assets in foreign securities, including securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Management and Fees

Gabelli Funds, LLC (the “Investment Adviser”) serves as the Fund’s investment adviser. The Investment Adviser’s fee is computed weekly and paid monthly at the annual rate of 1.00% of the Fund’s average weekly net assets plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any outstanding preferred stock. The fee paid by the Fund may be higher when leverage in the form of preferred stock is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series C Auction Rate Preferred, Series D Preferred, Series E Auction Rate Preferred and Series F Preferred during the fiscal year if the total return of the net asset value of the common stock, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. In other words, if the effective cost of the leverage for the Series C Auction Rate Preferred, Series D Preferred, Series E Auction Rate Preferred or Series F Preferred exceeds the total return (based on net asset value) on the Fund’s common stock, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred stock to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and may be discontinued at any time. The Fund’s total return on the net asset value of the common stock is monitored on a monthly basis to assess whether the total return on the net asset value of the common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets. See “Management of the Fund.”

For the year ended December 31, 2011, the Fund’s total return on the net asset value of the common stock did not exceed the stated dividend rate of the outstanding Preferred Stock. Thus, management fees with respect to the liquidation value of the Preferred Stock were not accrued.

A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory contract of the Fund is available in the Fund’s semi-annual report to shareholders dated June 30, 2011.

Repurchase of Common Stock

The Fund’s Board has authorized the Fund (and the Fund accordingly reserves freedom of action) to repurchase shares of its common stock in the open market when the shares are trading at a discount of 10% or more from net asset value. Although the Board has authorized such repurchases, the Fund is not required to repurchase its shares. The Board has not established a limit on the amount of common stock that could be repurchased. Such repurchases are subject to certain notice and other requirements under the 1940 Act. The Fund has repurchased shares of its common stock under this authorization. See “Repurchase of Common Stock.”

Anti-Takeover Provisions

Certain provisions of the Governing Documents may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of the three classes of directors is elected each year, and the affirmative vote of the holders of 66 2/3% of the Fund’s outstanding shares of each class (voting separately) is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund stockholders of an opportunity to sell their stock at a premium above the prevailing market price. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent and Dividend Disbursing Agent

The Bank of New York Mellon Corporation, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Fund may be held by subcustodians approved by the Board in accordance with the regulations of the Securities and Exchange Commission (the “SEC”). Selection of any such subcustodians will be made by the Board following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Fund.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”) and as transfer agent and registrar with respect to the Fund’s common shares.

Computershare also serves as the transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series D Preferred and Series F Preferred.

The Bank of New York Mellon, located at 100 Church Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series C Auction Rate Preferred and the Series E Auction Rate Preferred. See “Custodian, Transfer Agent and Dividend Disbursing Agent.”

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, including preferred stock offering expenses, as a percentage of net assets attributable to common stock.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	2.08%	(1)
Offering Expenses Borne by the Fund (excluding Preferred Stock Offering Expenses) (as a percentage of offering price)	0.03%	(1)
Dividend Reinvestment Plan Fees	None	(2)
Preferred Stock Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	0.03%	(3)

	Percentage of Net Assets Attributable to Common Stock (5)
Annual Expenses
Management Fees	1.46	%(4)
Interest on Borrowed Funds	None
Other Expenses	0.21	%(4)

Total Annual Expenses	1.67%
Dividends on Preferred Stock	2.28	%(5)

Total Annual Expenses and Dividends on Preferred Stock	3.95%

(1)	Estimated maximum amount based on offering of $250 million in shares of common stock and $250 million in shares of preferred stock. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.
(2)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”
(3)	Assumes issuance of $250 million in liquidation preference of fixed rate preferred stock and net assets attributable to common stock of $1.21 billion (which includes issuance of $250 million in common shares). The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.
(4)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any outstanding preferred stock. Consequently, if the Fund has preferred stock outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common stock will be higher than if the Fund does not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(5)	Dividends on Preferred Stock represent the aggregate of (1) the estimated annual distributions on the existing preferred stock outstanding and (2) the distributions that would be made assuming $250 million of preferred stock is issued with a fixed dividend rate of 6.00%. There can, of course, be no guarantee that any preferred stock would be issued or, if issued, the terms thereof.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common stock, would bear directly or indirectly.

The following example illustrates the expenses (including the maximum estimated sales load of $10 and estimated offering expenses of $0.26 from the issuance of $250 million in common stock) you would pay on a $1,000 investment in common stock, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$50	$130	$211	$423

*	The example should not be considered a representation of future expenses. The example is based on Total Annual Expenses and Dividends on Preferred Stock shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends on Preferred Stock. If Dividends on Preferred Stock were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$27	$62	$100	$206

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus and the SAI. The financial information for the fiscal year ended December 31, 2011 and for each of the preceding fiscal periods presented, has been audited by PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2011	2010	2009	2008	2007
Operating Performance:
Net asset value, beginning of period	5.85	$5.03	$4.14	$9.22	$9.40

Net investment income	0.07	0.05	0.06	0.12	0.14
Net realized and unrealized gain/(loss) on investments, written options, futures contracts, swap contracts, and foreign currency transactions	(0.08)	1.35	1.62	(4.30)	1.12

Total from investment operations	(0.01)	1.40	1.68	(4.18)	1.26

Distributions to Preferred Shareholders:(a)
Net investment income	(0.06)	(0.05)	(0.07)	(0.11)	(0.02)
Net realized gain	(0.01)	—	—	—	(0.12)
Return of capital	—	(0.02)	—	—	—

Total distributions to preferred shareholders	(0.07)	(0.07)	(0.07)	(0.11)	(0.14)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.08)		1.33	1.61		(4.29)		1.12

Distributions to Common Shareholders:
Net investment income	(0.02)		—	(0.00	)(e)	(0.00	)(e)	(0.12)
Net realized gain	(0.00	)(e)	—	—		—		(0.57)
Return of capital	(0.55)		(0.51)	(0.72)		(0.80)		(0.61)

Total distributions to common shareholders	(0.57)		(0.51)	(0.72)		(0.80)		(1.30)

Fund Share Transactions:
Increase in net asset value from common stock share transactions	—		—	0.00	(e)	0.01		—
Increase in net asset value from repurchase of preferred shares	—		—	0.00	(e)	0.00	(e)	—
Recapture of gain on sale of Fund shares by an affiliate	—		0.00 (e)	—		—		—
Offering costs for preferred shares charged to paid-in capital	—		—	—		0.00	(e)	—
Offering costs for issuance of rights charged to paid-in capital	—		—	—		—		—

Total fund share transactions	—		0.00 (e)	0.00	(e)	0.01		—

Net Asset Value Attributable to Common Shareholders, End of Period	$5.20		$5.85	$5.03		$4.14		$9.22

NAV total return †	(1.17)%		28.15%	44.10%		(49.06)%		12.14%

Market value, end of period	$4.99		$5.67	$5.04		$3.70		$9.28

Investment total return ††	(2.15)%		23.96%	61.56%		(54.77)%		12.75%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,265,307		$1,364,172	$1,215,626		$1,106,614		$1,990,123
Net assets attributable to common shares, end of period (in 000’s)	$959,950		$1,058,815	$910,269		$724,076		$1,586,381
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.26%		0.92%	1.53%		1.73%		1.16%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.48%		1.50%	1.74%		1.52%		—
Ratio of operating expenses to average net assets attributable to common shares net of fee reduction, if any	1.19%		1.50%	1.72%		1.19%		1.46%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.15%		1.14%	1.22%		1.14%		—

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction, if any	0.92%	1.14%	1.20%	0.89%	1.17%
Portfolio turnover rate †††	6.3%	5.5%	6.7%	13.5%	17.2%

Preferred Stock:
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$72,000	$72,000	$72,000	$117,000	$130,000
Total shares outstanding (in 000’s)	3	3	3	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$103,593	$111,687	$99,525	$72,320	$123,230
5.875% Series D Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$59,097	$59,097	$59,097	$72,532	$73,743
Total shares outstanding (in 000’s)	$2,364	2,364	2,364	2,901	2,950
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.35	$25.03	$23.39	$22.69	$23.86
Asset coverage per share	$103.59	$111.69	$99.53	$72.32	$123.23
Auction Rate Series E Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$28,000	$28,000	$28,000	$45,000	$50,000
Total shares outstanding (in 000’s)	1	1	1	2	2
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$103,593	$111,687	$99,525	$72,320	$123,230
6.200% Series F Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$146,260	$146,260	$146,260	$148,007	$150,000
Total shares outstanding (in 000’s)	5,850	5,850	5,850	5,920	6,000
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.57	$25.71	$24.08	$23.48	$24.69
Asset coverage per share	$103.59	$111.69	$99.53	$72.32	$123.23
Asset Coverage (d)	414%	447%	398%	289%	493%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 would have been 27.3%.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Based on weekly prices.
(c)	Liquidation value, except for 2007 when price was based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(d)	Asset coverage is calculated by combining all series of preferred stock.
(e)	Amount represents less than $0.005 per share.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on May 20, 1986. The Fund commenced its investment operations on August 21, 1986. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422. and its telephone number is (800) 422-3554.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities selected by the Investment Adviser. Income is a secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. These fundamental policies and the investment limitations described in the SAI under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Fund’s outstanding shares of preferred stock voting as a separate class and the approval of the holders of a majority of the Fund’s outstanding voting securities. Such majority votes require, in each case, the lesser of (i) 67% of the Fund’s applicable shares represented at a meeting at which more than 50% of the Fund’s applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares of the applicable class.

Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities. The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

The Fund seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in fixed-income securities rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date. These debt securities, which are often referred to in the financial press as “junk bonds,” are predominantly speculative and involve major risk exposure to adverse conditions.

The Fund invests in equity securities across all market capitalization ranges. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in emerging markets.

No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

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the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

Certain Investment Practices

Foreign Securities. The Fund may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that may have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

The Fund may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Fund, there is no independent limit on its ability to invest in the debt securities of foreign governments.

Temporary Defensive Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods, the Fund may also invest in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its secondary investment objective of income.

Non-Investment Grade Securities. The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets. Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Futures Contracts and Options on Futures. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines of the Board, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, United States government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is currently not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result the Fund is currently not restricted in its ability to enter into futures transactions and options thereon under Commodity Futures Trading Commission (“CFTC”) regulations. The Fund continues to have policies with respect to futures and options thereon.

On February 24, 2012, however, the CFTC adopted certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a fund either invests more than five percent of its liquidation value in initial margin payments for futures and swaps (including options thereon), or if the aggregate net notional value of the fund’s commodity interest positions exceeds 100% of the liquidation value of the fund’s portfolio, in each case excluding bona fide hedging transactions, or if a fund markets itself as providing investment exposure to such instruments. If the Fund’s investments in commodity instruments is not limited in this manner, the Investment Adviser will have to register with the CFTC as the commodity pool operator of the Fund by December 31, 2012. Compliance with these additional registration and regulatory requirements would increase Fund expenses. The Investment Adviser may also be subject to CFTC regulation if another fund managed by the Investment Adviser is deemed to be a commodity pool. Other potentially adverse regulatory initiatives could also develop.

Swap Contracts. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines established by the Board, enter into swap transactions. Swap contracts generally will be used by the Fund for the purpose of seeking to increase the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a typical swap transaction on an equity security, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Forward Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and non-bank dealers of United States government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

While these loans of portfolio securities will be made in accordance with guidelines approved by the Fund’s Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.

Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. It may not borrow for investment purposes.

Leveraging. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund.

Further information on the investment objectives and policies of the Fund is set forth in the SAI.

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund’s Articles Supplementary of each series of preferred stock, a majority, as defined in the 1940 Act, of the outstanding preferred stock of the Fund (voting separately as a single class) is also required to change a fundamental policy, as defined in the 1940 Act. The Fund’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI.

Portfolio Turnover. The Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, and such expenses must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for United States federal income tax purposes. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2011 and 2010 were 6.3% and 5.5%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Leverage Risk

The Fund uses financial leverage for investment purposes by issuing preferred stock. As of March 31, 2012, the amount of leverage represented approximately 22% of the Fund’s net assets. The Series C Auction Rate Preferred, Series D Preferred, Series E Auction Rate Preferred, and Series F Preferred have the same seniority with respect to distributions and liquidation preference. Preferred stock has seniority over common stock.

The Fund’s use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred stock or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund cannot assure that the issuance of preferred stock will result in a higher yield or return to the holders of the common stock.

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Preferred Stock Risk. The issuance of preferred stock causes the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common stock than if the Fund had not issued preferred stock.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common stock. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common stock than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common stock. The Fund might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing its ratings on the preferred stock or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred stock.

In addition, the Fund would pay (and the holders of common stock will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred stock, voting separately as a single class, would have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Directors until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

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Portfolio Guidelines of Rating Agencies for Preferred Stock and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred stock, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

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Impact on Common Stock. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 22% of the Fund’s net assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 4.15%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.01% of the Fund’s net assets attributable to common shares.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(14.28)%	(7.87)%	(1.46)%	4.95%	11.37%

Common stock total return is composed of two elements — the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Special Risks to Holders of Fixed Rate Preferred Stock

Illiquidity Prior to Exchange Listing. Prior to the offering, there will be no public market for any additional series of Fixed Rate Preferred Stock. In the event any additional series of Fixed Rate Preferred Stock are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Shares of Fixed Rate Preferred Stock may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks for Holders of Auction Rate Preferred Stock

Auction Risk. Sine February 2008, the auctions for the Auction Rate Preferred Stock have failed and have continued to fail. Failing means that more Auction Rate Preferred Stock is offered for sale than there are buyers for those shares. During this period while auctions have continued to fail, holders of the Fund’s Auction Rate Preferred Stock who wanted to sell their shares at par through the auction process have been unable to do so. Holders have continued to receive dividends on their Auction Rate Preferred Stock at a maximum rate determined by reference to short term rates, rather than at a price set by auction. At present the maximum rate is equal to 150% of the “AA” Financial Composite Commercial Paper Rate, determined on each calculation date. For the fiscal quarter ended March 31, 2012, the dividend rates for the Series C Auction Rate Preferred and the Series E Auction Rate Preferred ranged from 0.030% to 0.180% and 0.030% to 0.150%, respectively. A failed auction is not a default and the Fund has no obligation under its Charter to redeem its Auction Rate Preferred Stock because the auctions continue to fail. The Fund cannot estimate when or if auction markets for the Auction Rate Preferred Stock will resume functioning. There appears to be a secondary market in certain auction market preferred issues, although the Fund is not aware whether there is or will be an active trading market for the Fund’s shares.

If the auctions were to resume, which management does not consider to be likely, other risks would apply. For example, if you place an order (a hold order) at an auction to retain Auction Rate Preferred Stock only at a specified rate that exceeds the rate set at the auction, you will not retain your Auction Rate Preferred Stock. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Auction Rate Preferred Stock, which could also affect the liquidity of your investment.

Secondary Market Risk. If you try to sell your Auction Rate Preferred Stock between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Auction Rate Preferred Stock are not required to maintain this market and the Fund is not required to redeem Auction Rate Preferred Stock if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Auction Rate Preferred Stock will not be registered on a stock exchange. If you sell your Auction Rate Preferred Stock to a broker-dealer or other party between auctions, you may receive less than the price you paid for them.

Special Risks for Holders of Subscription Rights

There is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred stock or common stock purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of preferred shares issued may be reduced, and the preferred stock or common stock may trade at less favorable prices than larger offerings for similar securities.

Common Stock Distribution Policy Risk

The Fund has adopted a policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common shareholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred stock. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2011, the Fund made distributions of $0.57 per share of common stock, of which approximately $0.55 per share was deemed a return of capital. The total 2011 distributions of $0.57 per share of common stock consisted of $0.57 per share in the form of cash distributions. The Fund has made quarterly distributions with respect to its common stock since 1987. A portion of the distributions to common shareholders during fourteen of the twenty-five fiscal years since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Value Investing Risk

The Fund invests in dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. To qualify as a “regulated investment company,” or “RIC,” for purposes of the Code, the Fund has in the past conducted and intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify as a “regulated investment company,” among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:

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not more than 25% of the market value of its total assets will be invested in the securities (other than United States government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

•

at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its assets and not more than 10% of the outstanding voting securities of such issuer.

Market Value and Net Asset Value

The Fund is a non-diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Listed shares of closed-end investment companies often trade at discounts from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. The Fund cannot predict whether its listed stock will trade at, below or above net asset value. Since inception, the Fund’s shares of common stock have traded at both premiums to and discounts from net asset value. As of March 31, 2012, the shares closed at a premium of 1.05%. Shareholders desiring liquidity may, subject to applicable securities laws, trade their Fund shares on the NYSE or other markets on which such shares may trade at the then-current market value, which may differ from the then-current net asset value. Shareholders will incur brokerage or other transaction costs to sell stock.

Industry Concentration Risk

The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Special Risks Related to Preferred Securities

There are special risks associated with the Fund’s investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

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Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

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Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Lower rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of lower rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of its Auction Rate Preferred Stock in order to manage the impact on its portfolio of changes in the dividend rate of such stock. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such Auction Rate Preferred Stock that is lower than the Fund would have to pay if it issued Fixed Rate Preferred Stock. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See “How the Fund Manages Risk—Interest Rate Transactions.”

Foreign Securities

The Fund may invest up to 35% of its total assets in securities of foreign issuers, determined at the time of purchase. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to United States companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Also, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income that the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a United States company. Foreign securities markets may have substantially less volume than United States securities markets and some foreign company securities are less liquid than securities of otherwise comparable United States companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-United States securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or United States dollar denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets

The Fund may invest up to 35% of its total assets in foreign securities, including securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Smaller Companies

The Fund may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Investment Companies

The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common stock will be subject to duplicative investment expenses.

Non-Investment Grade Securities

The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.” Such securities are subject to greater risks than investment grade securities, which reflect their speculative character, including the following:

•	greater volatility;

•	greater credit risk;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

Fixed income securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date.

The market value of lower rated securities may be more volatile than the market value of higher rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective, and are not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

Special Risks of Derivative Transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•

the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.

Futures Transactions

Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

For a further description, see “Investment Objectives and Policies—Investment Practices” in the SAI.

Swap Agreements

Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement.

Forward Currency Exchange Contracts

The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see “Investment Objectives and Policies—Investment Practices” in the SAI.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI) and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

For a further description of such loans of portfolio securities, see “Investment Objectives and Policies—Certain Investment Practices—Loans of Portfolio Securities.”

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel

Mario J. Gabelli serves as the Fund’s portfolio manager. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Anti-Takeover Provisions of the Fund’s Governing Documents

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Temporary Investments

During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment limitations, some of which are fundamental policies of the Fund, designed to limit investment risk and maintain portfolio diversification. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Articles Supplementary of each of the series of preferred stock, a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund may become subject to guidelines that are more limiting than its current investment restrictions in order to obtain and maintain ratings from Moody’s and S&P on its preferred stock.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of its Auction Rate Preferred Stock in order to manage the impact on its portfolio of changes in the dividend rate of such stock. Through these transactions, the Fund may, for example, obtain the equivalent of a fixed rate for such Auction Rate Preferred Stock that is lower than the Fund would have to pay if it issued Fixed Rate Preferred Stock.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its Auction Rate Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends or distributions when due in accordance with the Articles Supplementary of the relevant series of the Auction Rate Preferred Stock even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend or distribution payments on the Auction Rate Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend or distribution payments on the Auction Rate Preferred Stock. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Auction Rate Preferred Stock. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Articles Supplementary for each series of the preferred stock, if the Fund fails to maintain the required asset coverage on the outstanding preferred stock or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund generally may redeem any series of Auction Rate Preferred Stock, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

MANAGEMENT OF THE FUND

General

The Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser.

The Investment Adviser

The Investment Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end and ten closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $21.1 billion as of March 31, 2012. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL, the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO, a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately of $15.0 billion as of March 31, 2012; Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $895 million as of March 31, 2012, acts as investment adviser to The GAMCO Westwood Funds and separately managed accounts; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $594 million as of March 31, 2012; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $26 million as of March 31, 2012. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of March 31, 2012.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.

The Investment Adviser has sole investment discretion for the Fund’s assets under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Fund’s investment advisory agreement (the “Advisory Agreement”), including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund that are employed by the Fund and are not employed by the Investment Adviser), and the fees of all Directors of the Fund who are affiliated with the Investment Adviser.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all other expenses incurred in the operation of the Fund, which include, among other things, offering expenses, expenses for legal and Independent Registered Public Accounting Firm services, rating agency fees, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any subcustodian, auction agent, transfer agent(s) and dividend disbursing agent expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors’ and officers’ errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Advisory Agreement

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, and places orders to purchase and sell securities on behalf of the Fund and manages the Fund’s other business and affairs, all subject to the supervision and direction of its Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to its shareholders and supervising the calculation of the net asset value of its stock. All expenses of computing the Fund’s net asset value, including any equipment or services obtained solely for the purpose of pricing shares of stock or valuing the Fund’s investment portfolio, will be an expense of the Fund under the Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal year 2011, the Fund reimbursed the Investment Adviser $45,000 in connection with the cost of computing the Fund’s net asset value.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of the Fund’s average weekly net assets plus the liquidation value of any outstanding preferred stock. The Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C Auction Rate Preferred, Series D Preferred, Series E Auction Rate Preferred and Series F Preferred during the fiscal year if the total return of the net asset value of the common stock, including distributions and management fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. In other words, if the effective cost of the leverage for the Series C Auction Rate Preferred, Series D Preferred, Series E Auction Rate Preferred or Series F Preferred exceeds the total return (based on net asset value) on the Fund’s common stock, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred stock to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and may be discontinued at any time. The Fund’s total return on the net asset value of its common stock is monitored on a monthly basis to assess whether the total return on the net asset value of its common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of outstanding preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those assets.

For the year ended December 31, 2011, the Fund’s total return on the net asset value of the common stock did not exceed the stated dividend rate of the outstanding Preferred Stock. Thus, management fees with respect to the liquidation value of the Preferred Stock were not accrued.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Fund’s Board or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the six months ended June 30, 2011.

Selection of Securities Brokers

The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. (“Gabelli & Company”) or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Managers

Mario J. Gabelli is currently and has been responsible for the day-to-day management of the Fund since its inception. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer — Value Portfolios for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as portfolio manager for several funds in the Gabelli fund family and is a director of several funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli’s responsibilities, he will devote less than all of his time to the day-to-day management of the Fund. Mr. Gabelli is also Chief Executive Officer of GGCP, Inc., as well as Chairman of the Board of Lynch Interactive Corporation, a multimedia and communication services company.

Mr. Zahid Siddique has been an associate portfolio manager since August 2010. Mr. Siddique joined GAMCO in 2005 as a research analyst covering the global industrial and infrastructure sectors. Previously, he worked as an equity analyst at Tribeca Investments, a Citigroup hedge fund. Prior to that, he was a consultant at GE Capital and American Management Systems, where he advised on several restructuring, strategic, and operational assignments. Mr. Siddique received a B.A. in Mathematics from Hamilton College and a B.S. in Industrial Engineering from Columbia University, where he was recognized by the National Industrial Engineering Honor Society. He also holds an MBA from the Columbia University Graduate School of Business.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations that do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Investment Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty).On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Investment Adviser and the funds. The settlement by the Investment Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay a quarterly distribution of an amount determined each quarter by the Board of Directors. Under the Fund’s current distribution policy, the Fund intends to pay a minimum annual distribution of 10% of the average net asset value of the Fund within a calendar year or an amount sufficient to satisfy the minimum distribution requirements of the Internal Revenue Code, whichever is greater. The average net asset value of the Fund is based on the average net asset values as of the last day of the four preceding calendar quarters during the year. Each quarter, the Board reviews the amount of any potential distribution and the income, capital gain, or capital available. The Board continues to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund. This policy permits common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their shares of common stock without having to sell their shares. The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. To avoid paying income tax at the corporate level, the Fund distributes substantially all of its investment company taxable income and net capital gain. A portion of all distributions to common shareholders for the past five years have constituted a return of capital. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

Long-term capital gains, qualified dividend income, ordinary income, and paid-in capital, if any, will be allocated on a pro-rata basis to all distributions to common shareholders for the year. The estimated components of each distribution are updated and provided to shareholders of record in a notice accompanying the distribution and are available on our website (www.gabelli.com). Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a capital gain dividend, subject to the maximum federal income tax rate of 15% (scheduled to rise to 20% in 2013), and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35% (scheduled to rise to 39.6% in 2013). Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The final determination of the sources of all distributions in 2012 will be made after year end and can vary from the quarterly estimates. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for all 2012 distributions in early 2013 via Form 1099-DIV.

If, for any calendar year, the total quarterly distributions to common shareholders and the amount of distributions on any preferred stock issued by the Fund exceed investment company taxable income and net capital gain (prior to any adjustment for a capital loss carryover from a prior year), the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the stock. Any distributions to the holders of common or preferred stock which constitute tax-free return of capital will reduce a shareholder’s tax basis in such stock, thereby increasing such shareholder’s potential taxable gain or reducing his or her potential taxable loss on the sale of the stock. Any amounts distributed to a shareholder in excess of the basis in the stock will generally be taxable to the shareholder as capital gain.

In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing its expense ratio, as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common stock calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or payment of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred stock in accordance with such stock’s terms. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

ISSUANCE OF COMMON STOCK

During the twelve months ended December 31, 2011, the Fund did not have any transactions in shares of common stock or preferred stock, except pursuant to its dividend reinvestment policy. Gabelli & Company, Inc., an affiliate of Gabelli Funds, LLC, the Fund’s Investment Adviser, may act as sales manager for future offerings.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends. As a “registered” shareholder, you automatically become a participant in the Fund’s Plan. The Plan authorizes the Fund to issue common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceed the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for U.S. federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Plan.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Plan.

DESCRIPTION OF THE CAPITAL STOCK

The following is a brief description of the terms of the Fund’s common stock, preferred stock, subscription rights to purchase common stock and subscription rights to purchase preferred stock. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the common stock and preferred stock, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in subscription rights agreement relating to such subscription rights.

Common Stock

Pursuant to an amendment to the Fund’s Articles of Incorporation that was approved by shareholders in 2004, the Board may increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of any class or series that the Fund has authority to issue without shareholder approval. The Fund is currently authorized to issue 246,000,000 shares of common stock, par value $0.001 per share. Holders of the common stock are entitled to one vote per share held. Holders of the common stock are entitled to share equally in distributions authorized by the Fund’s Board payable to the holders of such shares and in the net assets of the Fund available on liquidation for distribution to holders of such shares. The shares of common stock have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. In the event of liquidation, each share of Fund common stock is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred stock ranking senior to the shares of common stock of the Fund as described below.

Offerings of stock require approval by the Board. Any additional offering of common stock will be subject to the requirements of the 1940 Act, which provides that common stock may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common stock or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s outstanding common stock is listed and traded on the NYSE under the symbol “GAB.” The average weekly trading volume of the common stock on the NYSE during the period from January 1, 2011 through December 31, 2011 was 1,740,000 shares. The average weekly trading volume of the common stock on the NYSE during the period from January 1, 2012 through March 31, 2012 was 1,810,000 shares.

The Fund’s net asset value per share will be reduced immediately following the offering of common shares by the amount of the sales load and offering expenses paid by the Fund. See “Use of Proceeds.” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s shares of common stock have traded in the market at both premiums to and discounts from net asset value. Over the Fund’s twenty-five year history, the range fluctuated from a 38% premium in June 2002 to a 27% discount in December 1987. Beginning in early 2001, the market price of the Fund exceeded the net asset value and this premium continued through August 2005. The previous extended period over which the premium existed occurred during the twenty month period from August 1993 to March 1995. As of March 31, 2012, the market price of the Fund closed at a 1% premium to its net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long- term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders vote as a single class to elect the Fund’s Board and on additional matters with respect to which the 1940 Act, the Governing Documents or resolutions adopted by the Directors provide for a vote of the Fund’s common shareholders. The Fund’s common shareholders and preferred shareholders vote together as a single class, except that the preferred shareholders vote as a separate class to elect two of the directors of the Fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

The Fund may repurchase its shares of common stock from time to time as and when it deems such repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred stock. The Board has adopted a policy to authorize such repurchases when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. Although the Board has authorized such repurchases, the Fund is not required to repurchase its shares. The policy does not limit the amount of common stock that can be repurchased. The percentage of the discount from net asset value at which share repurchases will be authorized may be changed at any time by the Board. Through March 31, 2012, the Fund has not repurchased shares of its common stock under this authorization.

Preferred Stock

Currently, 24,000,000 shares of the Fund’s capital stock, which include the preferred stock being registered with this registration statement, have been classified by the Board as preferred stock, par value $0.001 per share. The Fund’s Board may reclassify authorized and unissued shares of the Fund, previously classified as common stock, as preferred stock prior to the completion of any offering. The terms of each series of preferred stock may be fixed by the Board and may materially limit and/or qualify the rights of the holders of the Fund’s common stock. As of March 31, 2012, the Fund had 2,880 outstanding shares of Series C Auction Rate Preferred, 2,363,860 outstanding shares of Series D Preferred, 1,120 outstanding shares of Series E Auction Rate Preferred, and 5,850,402 outstanding shares of Series F Preferred.

Distributions on the Series C Auction Rate Preferred accumulate at a variable maximum rate based on short term rates. At present the maximum rate is equal to 150% of the “AA” Financial Composite Commercial Paper Rate determined on each calculation date. Prior to the failing of auctions for the Fund’s Series C Auction Rate Preferred, these securities paid dividends set at a weekly auction (See “Auctions for Auction Rate Preferred Stock” below). The liquidation preference of the Series C Auction Rate Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series C Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series C Auction Rate Preferred is not traded on any public exchange.

Distributions on the Series D Preferred accumulate at an annual rate of 5.875% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Fund’s outstanding Series D Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund at any time. The Series D Preferred is listed and traded on the NYSE under the symbol “GAB PrD.”

Distributions on the Series E Auction Rate Preferred accumulate at a variable maximum rate based on short term rates. At present the maximum rate is equal to 150% of the “AA” Financial Composite Commercial Paper Rate determined on each calculation date. Prior to the failing of auctions for the Fund’s Series E Auction Rate Preferred, these securities paid dividends set at a weekly auction (See “Auctions for Auction Rate Preferred Stock” below). The liquidation preference of the Series E Auction Rate Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series E Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series E Auction Rate Preferred is not traded on any public exchange.

Distributions on the Series F Preferred accumulate at an annual rate of 6.20% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Fund’s outstanding Series F Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund at anytime. The Series F Preferred is listed and traded on the NYSE under the symbol “GAB PrF.”

If the Fund issues any additional series of preferred stock, it will pay dividends to the holders at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in the Prospectus Supplement accompanying each preferred stock offering.

The following table shows (i) the classes of capital stock authorized, (ii) the number of shares authorized in each class, and (iii) the number of shares outstanding in each class as of March 31, 2012.

Title Of Class	Amount Authorized	Amount Outstanding
Common Stock	246,000,000	185,376,493
Series A Preferred	5,367,900	0
Series B Preferred	6,600,000	0
Series C Auction Rate Preferred	5,200	2,880
Series D Preferred	3,000,000	2,363,860
Series E Auction Rate Preferred	2,000	1,120
Series F Preferred	6,000,000	5,850,402
Preferred Stock	3,024,900	0

As of March 31, 2012, the Fund does not hold any shares of capital stock for its account. Upon a liquidation, each holder of preferred stock will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common stock or any other class of capital stock of the Fund ranking junior to the preferred stock as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of preferred stock ranks on a parity with any other series of preferred stock of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and is junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred stock carries one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of capital stock senior to the preferred stock.

Rating Agency Guidelines. The Fund expects that it will be required under Moody’s and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred stock with respect to the separate guidelines Moody’s and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred stock) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred stock, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund’s common stock) less (ii) the Fund’s (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred stock and are U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1”, “VMIG-1” or “MIG-1” by Moody’s or “AAA”, “SP-1+” or “A-1+” by S&P, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred stock or the Fund’s liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred stock at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred stock, as described below under “— Redemption.”

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s and S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred stock at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred stock by Moody’s and S&P, as the case may be, is in the best interests of the holders of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by Moody’s and S&P (or such other rating agency then rating the preferred stock at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred stock.

With respect to Auction Rate Preferred Stock, the Board may amend the Articles Supplementary definition of “Maximum Rate” (the “maximum rate” as defined below under “—Distributions on the Preferred Shares—Maximum Rate”) to increase the percentage amount by which the applicable reference rate is multiplied or to increase the applicable spread to which the reference rate is added to determine the maximum rate without the vote or consent of the holders of the preferred stock or any other shareholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase.

As described by Moody’s and S&P, the ratings assigned to each series of preferred stock are assessments of the capacity and willingness of the Fund to pay the obligations of each such series. The ratings on these series of preferred stock are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred stock will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines apply to each series of preferred stock only so long as such rating agency is rating such series at the request of the Fund. The Fund pays fees to Moody’s and S&P for rating the preferred stock.

Asset Maintenance Requirements. In addition to the requirements summarized under “—Rating Agency Guidelines” above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred stock. Under the 1940 Act, debt or additional preferred stock may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred stock and debt outstanding. The Fund is required under the applicable Articles Supplementary to determine whether it has, as of the last business day of each March, June, September and December of each year for its Series D Preferred, Series E Preferred and Series F Preferred, and as of the last business day of each month for its Series C Preferred, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred stock. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Stock, or 10 business days, in the case of the Auction Rate Preferred Stock, the Fund may, and in certain circumstances will be required to, mandatorily redeem shares of preferred stock sufficient to satisfy such asset coverage. See “—Redemption” below.

Distributions. In connection with the offering of one or more additional series of preferred stock, an accompanying Prospectus Supplement will specify whether dividends on such preferred stock will be based on a fixed or variable rate. If such Prospectus Supplement specifies that dividends will be paid at a fixed rate, holders of such Fixed Rate Preferred Stock will be entitled to receive, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

In the alternative, the Prospectus Supplement may state that the holders of one or more series of Auction Rate Preferred Stock are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period. The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred stock will be the rate set forth in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred stock will pay distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as “special dividend periods,” as described below under “—Designation of Special Dividend Periods.”

Distribution Payments. Except as described below, the dividend payment date for a series of Auction Rate Preferred Stock will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more

(or less) than seven days will be set out in the notice designating a special dividend period. See “—Designation of Special Dividend Periods” for a discussion of payment dates for a special dividend period.

If a dividend payment date for a series of Auction Rate Preferred Stock is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

•

the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

Determination of Dividend Rates. The Fund computes the distributions per share for a series of Auction Rate Preferred Stock by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by the liquidation preference per share of such series to arrive at the distribution per share.

Maximum Rate. The dividend rate for a series of Auction Rate Preferred Stock that results from an auction for such shares will not be greater than the applicable “maximum rate.” The maximum rate for any standard dividend period will be the greater of the applicable percentage of the reference rate or the reference rate plus the applicable spread. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to such series of preferred shares by Moody’s and S&P on the auction date for such period (as set forth in the table below). If Moody’s and/or S&P do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.

The “LIBOR Rate,” as described in greater detail in the Articles Supplementary, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the preferred stock.

The “Treasury Index Rate,” as described in greater detail in the Articles Supplementary, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the preferred stock.

Credit Ratings		Applicable	Applicable
Moody’s	S&P	Percentage	Spread
Aaa	AAA	150%	1.50%
Aa3 to Aa1	AA–to AA+	250%	2.50%
A3 to A1	A– to A+	350%	3.50%
Baa1 or lower	BBB+ or lower	550%	5.50%

If the Fund maintains an “AAA” and/or “Aaa” rating on the preferred stock, the practical effect of the different methods used to determine the maximum rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	1.50%	2.50%	Spread
2%	3.00%	3.50%	Spread
3%	4.50%	4.50%	Either
4%	6.00%	5.50%	Percentage
5%	7.50%	6.50%	Percentage
6%	9.00%	7.50%	Percentage

There is no minimum dividend rate in respect of any dividend period.

Effect of Failure to Pay Distributions in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for a series of Auction Rate Preferred Stock in a timely manner, the dividend rate for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be a default rate to be calculated under the applicable Articles Supplementary. In the event that the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).

Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the potential benefit of the Fund’s leverage for holders of its common stock. The Fund does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if preferred shares are sold in the secondary market.

Any designation of a special dividend period for a series of Auction Rate Preferred Stock will be effective only if (i) notice thereof has been given as provided for in the Governing Documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, any preferred stock has been cured as provided for in the Governing Documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund has mailed a notice of redemption with respect to any preferred stock, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount, and the Fund has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the preferred stock at the request of the Fund.

The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.

Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

Restrictions on Dividends and Other Distributions for the Preferred Stock

So long as any preferred stock is outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common stock or in options, warrants or rights to subscribe for or purchase common stock) in respect of the common stock or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock (except by conversion into or exchange for shares of the Fund ranking junior to the preferred stock as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•

the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred stock due on or prior to the date of such common stock dividend or distribution;

•	the Fund has redeemed the full number of shares of preferred stock to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “—Rating Agency Guidelines” and “—Asset Maintenance Requirements.”

No full distribution will be declared or made on any series of preferred stock for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred stock of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred stock of the Fund ranking on a parity with such series of preferred stock as to the payment of distributions, any distributions being paid on the preferred stock will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred stock on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred stock will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Redemption

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred stock in the event that:

•

the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Stock, or 10 business days, in the case of the Auction Rate Preferred Stock, following such failure; or

•

the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for preferred stock subject to mandatory redemption will be the liquidation preference, as stated in the Articles Supplementary of each existing series of preferred stock or the Prospectus Supplement accompanying the issuance of any additional series of preferred stock, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of preferred stock having a dividend period of more than one year) any applicable redemption premium determined by the Board and included in the Articles Supplementary.

The number of shares of preferred stock that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of preferred stock, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of preferred stock. In the event that shares of preferred stock are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of preferred stock are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of preferred stock so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage).

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of preferred stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all shares of the Fund’s outstanding preferred stock are to be redeemed, the Fund, at its discretion and subject to the limitations of the Charter, the 1940 Act, and Maryland law, will select the one or more series of preferred stock from which shares will be redeemed and the amount of preferred stock to be redeemed from each such series. If fewer than all shares of a series of preferred stock are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all shares of preferred stock held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Stock. Shares of Fixed Rate Preferred Stock are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Stock in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Charter, the 1940 Act and Maryland law.

Optional Redemption of Auction Rate Preferred Stock. The Fund generally may redeem Auction Rate Preferred Stock, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of such preferred stock having a dividend period of one year or less, the redemption price per share will equal the liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such preferred stock having a dividend period of more than one year, the redemption price per share will equal the liquidation preference plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the limitations of the Charter, the 1940 Act and Maryland law.

Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred stock selected for redemption not less than 15 days (subject to NYSE requirements), in the case of Fixed Rate Preferred Stock, and not less than seven days, in the case of Auction Rate Preferred Stock, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of shares of preferred stock to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Articles Supplementary under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.

Liquidation Rights

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

Except as otherwise stated in this Prospectus, specified in the Fund’s Charter or resolved by the Board or as otherwise required by applicable law, holders of preferred stock shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common stock and of any other preferred stock then outstanding as a single class.

In connection with the election of the Fund’s Directors, holders of the outstanding shares of preferred stock, voting together as a single class, will be entitled at all times to elect two of the Fund’s Directors, and the remaining Directors will be elected by holders of common stock and holders of preferred stock, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding shares of preferred stock are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred stock are entitled to elect a majority of the Directors of the Fund under the 1940 Act or the applicable Articles Supplementary creating such shares, then the number of Directors constituting the Board automatically will be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred stock as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Directors will be elected by the holders of the outstanding shares of preferred stock, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding shares of preferred stock for all past dividend periods or the holders of other series of preferred stock are no longer entitled to elect such additional Directors, the additional voting rights of the holders of the preferred stock as described above will cease, and the terms of office of all of the additional Directors elected by the holders of the preferred stock (but not of the Directors with respect to whose election the holders of common stock were entitled to vote or the two Directors the holders of preferred stock have the right to elect as a separate class in any event) will terminate automatically.

So long as shares of preferred stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of preferred stock outstanding at the time, and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Fund’s Charter whether by merger, consolidation or otherwise, so as to materially adversely affect any of the rights, preferences or powers expressly set forth in the Charter with respect to such shares of preferred stock, unless the Fund obtains written confirmation from Moody’s, S&P or any such other rating agency then rating the preferred stock that such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the preferred stock, in which case the vote or consent of the holders of the preferred stock is not required. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affect the rights, preferences or powers expressly set forth in the Charter with respect to such shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of the holders of at least a majority of the shares of preferred stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently). For purposes of this paragraph, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) adversely alters or abolishes any preferential right of such series; (ii) creates, adversely alters or abolishes any right in respect of redemption of such series; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such series.

Under the Charter and applicable provisions of the 1940 Act or Maryland law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the preferred stock, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock. The approval of 66 2/3% of each class, voting separately, of the Fund’s outstanding voting stock is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as that term is defined in the 1940 Act) of the Fund’s outstanding preferred stock and a majority (as that term is defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act (other than a conversion of the Fund from a closed-end to an open-end investment company), including, among other things, changes in the Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Objectives and Policies” in this Prospectus and the SAI, “How the Fund Manages Risk—Investment Restrictions” in this Prospectus and “Investment Restrictions” in the SAI. For purposes of this paragraph, except as otherwise required under the 1940 Act, the majority of the outstanding preferred stock means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the shares of preferred stock present at such meeting, if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy, or (ii) more than 50% of the outstanding shares of preferred stock, whichever is less. The class vote of holders of preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of common stock, and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.

The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody’s and/or S&P (or such other rating agency then rating the preferred stock at the request of the Fund), as the case may be, or is in the best interests of the holders of common stock and is not adverse to the holders of preferred stock in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred stock.

The foregoing voting provisions will not apply to any series of preferred stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such stock will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred stock will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Stock

So long as the Fund has preferred stock outstanding, subject to receipt of approval from the rating agencies of each series of preferred stock outstanding, and subject to compliance with the Fund’s investment objectives, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred stock provided that the Fund will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred stock to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of preferred stock of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred stock will have any preference or priority over any other preferred stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred stock or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Charter and applicable law, and in the best interest of existing common shareholders.

Book Entry. Shares of Fixed Rate Preferred Stock sold through this offering will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of such shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights.

Shares of Auction Rate Preferred Stock will initially be held by the auction agent as custodian for Cede & Co., in whose name the shares of Auction Rate Preferred Stock will be registered. The Fund will treat Cede & Co. as the holder of record of the such shares for all purposes.

Subscription Rights

General. We may issue subscription rights to holders of our (i) common stock to purchase common or preferred stock or (ii) preferred stock to purchase common or preferred stock (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common or preferred stock, we would distribute certificates or other documentation evidencing the subscription rights and a prospectus supplement to our common or preferred stockholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of the subscription rights in respect of which this prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the underwriter or distributor, if any, of the subscription rights and any associated underwriting fees or discounts applicable to purchases of the rights;

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each share of common stock or each share of preferred stock;

•	the number of rights required to purchase a single share of common stock or share of preferred stock;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribcd securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. A certain number of subscription rights would entitle the holder of the subscription right(s) to purchase for cash such number of shares of common stock or shares of preferred stock at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the subscription rights agent, or any other office indicated in the prospectus supplement, the shares of common stock or shares of preferred stock purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents that could have the effect of limiting, in each case:

•	the ability of other entities or persons to acquire control of the Fund;

•	the Fund’s freedom to engage in certain transactions; or

•	the ability of the Fund’s Directors or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management.

These provisions of the Governing Documents may be regarded as “anti-takeover” provisions. The Board is divided into three classes, each having a term of three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board. Further, one Director in each of two of the classes of the Fund is elected solely by the holders of the Fund’s preferred stock and cannot be removed or replaced by the holders of the common stock. The affirmative vote of a majority of the shares present at a meeting of stockholders duly called and at which a quorum is present is required to elect a Director. A classified Board may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Fund to change the majority of Directors. A Director of the Fund may be removed only for cause by a vote of a majority of the votes entitled to be cast for the election of Directors of the Fund.

In addition, the affirmative vote of the holders of 66 2/3% of the outstanding voting shares of the Fund, and the vote of a majority (as defined in the 1940 Act) of the holders of preferred shares, voting as a single class, is required to authorize the conversion of the Fund from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

•	the merger or consolidation of the Fund with any entity;

•	the issuance of any securities of the Fund for cash to any entity or person;

•

the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000 over a 12-month period); or

•

the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000 over a 12-month period);

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. Such vote would not be required, however, when, under certain circumstances, the Board approves the transaction or when each class of voting securities of the entity that is the other party to any of the above-listed transactions is (directly or indirectly) majority owned by the Fund.

The Fund’s Bylaws provide that the affirmative vote of two-thirds of the entire Board of Directors shall be required to approve or declare advisable:

(1)	Any amendment to the Charter to make the Fund’s common stock a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as defined in the 1940 Act);

(2)	The liquidation or dissolution of the Fund and any amendment to the Charter to effect any such liquidation or dissolution; or

(3)	Any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Fund that Maryland law requires be approved by the stockholders of the Fund.

Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund’s preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changing the Fund’s subclassification as a closed-end investment company, changing the Fund’s investment objectives or changing its fundamental investment restrictions.

Maryland corporations that are subject to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and have at least three outside directors, such as the Fund, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland General Corporation Law, even if such provisions are inconsistent with the corporation’s charter and by-laws. Accordingly, notwithstanding the Fund’s Governing Documents, under Maryland law the Board may elect by resolution (and the filing of Articles Supplementary) to, among other things:

•	require that the call of special meetings by shareholders be permitted only at the request of shareholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

•	reserve for the Board the right to fix the number of Fund Directors;

•	provide that Directors are subject to removal only by the vote of the stockholders entitled to cast two-thirds of the votes entitled to be cast generally in the election of Directors; and

•

retain for the Board sole authority to fill any vacancies on the Board, with any Director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of shareholders.

The Governing Documents of the Fund presently: (i) require holders of not less than a majority of the votes entitled to be cast to call a special meeting of stockholders; and (ii) provide that the Board shall fix the number of Fund Directors. On

December 3, 2010, in accordance with Maryland law, the Fund’s Board elected by resolution and approved Articles Supplementary to vest in the Board the sole power to fill any vacancies on the Board, with any Director so elected to serve for the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies.

Under the Maryland General Corporation Law, if the directors have been divided into classes, unless the charter provides otherwise (which the Charter does not), a director may be removed only for cause by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors. The Board could elect in the future to be subject to the provision of Maryland law that would increase the vote required to remove a Director to two-thirds of all the votes entitled to be cast.

The Fund’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations or persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board of Directors or (2) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that a special meeting has been called for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The Fund’s Bylaws provide that special meetings of stockholders may be called by the Board of Directors and certain of the Fund’s officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

The provisions of the Governing Documents and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

The Governing Documents of the Fund are on file with the SEC.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of a shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON STOCK

The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase shares of its common stock from time to time as and when it deems such a repurchase advisable. The Board has authorized such repurchases to be made when shares of the Fund’s common stock are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of the Fund may determine from time to time). Although the Board has authorized such repurchases, the Fund is not required to repurchase shares of its common stock. The Board has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase shares of its common stock on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interests in the Fund.

Shares repurchased by the Fund will revert to the status of authorized but unissued shares and will be available for reissuance. The Fund may incur debt to finance share repurchase transactions. Any gain in the value of the investments of the Fund during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Fund would cause the net asset value of the Fund’s shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gains but at the same time increases exposure to capital risk.

When the Fund repurchases shares of its common stock for a price below net asset value, the net asset value of the shares of common stock that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Fund. The repurchase of common stock will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

The Fund does not currently have an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board will decide to undertake any such tender offers in the future, or, if undertaken, that they will reduce any market discount.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to purchase its common stock or preferred stock to its common stockholders or its preferred stockholders. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

NET ASSET VALUE

The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by one or more pricing services approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

LIMITATION ON DIRECTORS’ AND OFFICERS’ LIABILITY

The Governing Documents provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

TAXATION

The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No attempt is made to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)	The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii)	The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers in which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2012. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the Federal rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

Taxation of Holders of Subscription Rights

As more fully described below, upon receipt of a subscription right, a preferred shareholder generally will be treated as receiving a taxable distribution in an amount equal to the fair market value of the subscription right the preferred shareholder receives.

To the extent that the distribution is made out of the Fund’s earnings and profits, the subscription right will be a taxable dividend to the preferred shareholder. If the amount of the distribution received by the preferred shareholder exceeds such shareholder’s proportionate share of the Fund’s earnings and profits, the excess will reduce the preferred shareholder’s tax basis in the preferred shares with respect to which the subscription right was issued (the old share). To the extent that the excess is greater than the preferred shareholder’s tax basis in the old shares, such excess will be treated as gain from the sale of the old shares. If the preferred shareholder held the old shares for more than one year, such gain will be treated as long-term capital gain.

A preferred shareholder’s tax basis in the subscription rights received will equal the fair market value of the subscription rights on the date of the distribution.

A preferred shareholder who allows the subscription rights received to expire generally will recognize a short-term capital loss. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 of capital losses may be offset against ordinary income).

A preferred shareholder who sells the subscription rights will recognize a gain or loss equal to the difference between the amount realized on the sale and the preferred shareholder’s tax basis in the subscription rights as described above.

A preferred shareholder will not recognize any gain or loss upon the exercise of the subscription rights received in the rights offering. The tax basis of the shares acquired through exercise of the subscription rights (the new shares) will equal the sum of the subscription price for the new shares and the preferred shareholder’s tax basis in the subscription rights as described above. The holding period for the new shares acquired through exercise of the subscription rights will begin on the day following the date on which the subscription rights are exercised.

Conclusion

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee paid by the Fund based upon, among other things, the average weekly value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Fund may be held by subcustodians approved by the Board in accordance with the regulations of the SEC. Selection of any such subcustodians will be made by the Board following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Fund.

Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar with respect to the common stock of the Fund.

Computershare also serves as the Fund’s transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series D Preferred and Series F Preferred.

The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series C Auction Rate Preferred and Series E Auction Rate Preferred.

PLAN OF DISTRIBUTION

We may sell securities through underwriters or dealers, directly to one or more purchasers, including existing holders of our common stock or preferred stock in a rights offering, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering to existing holders of our common stock or preferred stock, the applicable prospectus supplement will set forth the number of rights required to purchase a single share of common stock or a single share of preferred stock and the other terms of such rights offering.

The distribution of our shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Fund, in connection with the offering of the Fund’s securities. Counsel for the Fund will rely, as to certain matters of Maryland law, on Venable LLP, 750 E. Pratt Street, Baltimore, Maryland 21202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. PwC is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common stock, Series D Preferred and Series F Preferred are listed on the NYSE. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York, 10005.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the securities offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of May 31, 2012, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

No dealer, salesperson or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

$500,000,000

Common Stock

Preferred Stock

Subscription Rights to Purchase Common Stock

Subscription Rights to Purchase Preferred Stock

PROSPECTUS

May 31, 2012

Shares

    % Series H Cumulative Preferred Stock

(Liquidation Preference $25.00 per share)

P R O S P E C T U S     S U P P L E M E N T

BofA Merrill Lynch

Gabelli & Company, Inc.

September     , 2012

Dated May 31, 2012

THE GABELLI EQUITY TRUST INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated May 31, 2012, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund’s shares, and investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Registration Statement, including the Prospectus and any Prospectus Supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.

The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities. Income is a secondary investment objective. The Fund commenced investment operations on August 21, 1986. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund.

Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

The Investment Adviser selects investments on the basis of fundamental value and, accordingly, the Fund typically invests in the securities of companies that are believed by the Investment Adviser to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.

The Fund seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high-yielding, fixed income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations. Fixed income securities purchased by the Fund may be rated as low as C by Moody’s Investors Service, Inc. (“Moody’s”) or D by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date. These debt securities, which are often referred to in the financial press as “junk bonds,” are predominantly speculative and involve major risk exposure to adverse conditions.

No assurance can be given that the Fund’s investment objectives will be achieved.

The Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC, Washington D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office at no charge.

THE FUND

The Fund was incorporated in Maryland on May 20, 1986 and is a non-diversified, closed-end management investment company registered under the 1940 Act. The common stock of the Fund is listed on the New York Stock Exchange (the “NYSE”) under the symbol “GAB.” The Fund’s 5.875% Series D Cumulative Preferred Stock (the “Series D Preferred”) is listed and traded on the NYSE under the symbol “GAB PrD.” The Fund’s 6.20% Series F Cumulative Preferred Stock (the “Series F Preferred”) is listed and traded on the NYSE under the symbol “GAB PrF.”

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, and warrants and rights to purchase such securities selected by the Investment Adviser. Income is a secondary investment objective. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in equity securities. See “Investment Objectives and Policies” in the Prospectus.

Investment Practices

Special Situations. Although the Fund typically invests in the securities of companies on the basis of fundamental value, the Fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by the Investment Adviser to possess “special situation” characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

Options. The Fund may, subject to guidelines of the Board of Directors (the “Board”), purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the United States over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Obligations (as defined under “Investment Restrictions”) or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or until the Fund delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks.

Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

Futures Contracts and Options on Futures. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contracts fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures positions by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to lock in the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Fund’s investment restrictions place certain limitations and prohibitions on the Fund’s ability to purchase or sell commodities or commodity contracts. See “Investment Restrictions.” Under these restrictions, the Fund may not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of the Fund’s total assets and (ii) the aggregate market value of the Fund’s outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of the Fund’s total assets. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund’s preferred stock.

Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, interest rates, currencies, indices and other instruments. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Investment Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund’s custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund’s commitment with respect to the forward contract.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Special Risk Considerations Relating to Futures and Options Thereon. The ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Restricted and Illiquid Securities. The Fund may invest up to a total of 10% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 10% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity.

In accordance with pronouncements of the SEC, the Fund may invest in restricted securities that can be traded among qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), without registration and may treat them as liquid for purposes of the foregoing 10% test if such securities are found to be liquid. The Board has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board, the function of determining and monitoring the liquidity of particular Rule 144A securities.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Articles Supplementary, the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding preferred stock of the Fund (voting separately as a single class) is also required to change a fundamental policy, as defined in the 1940 Act. For purposes of the preferred stock voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred stock means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) of 67% or more of the shares of preferred stock present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred stock are present or represented by proxy or (ii) more than 50% of the outstanding preferred stock, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption (“U.S. Government Obligations”).

2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company’s securities, provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

3. Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund does not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

4. Purchase any securities on margin or make short sales, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

6. Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its stock. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

7. Issue senior securities, except to the extent permitted by applicable law.

8. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

9. Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

MANAGEMENT OF THE FUND

Information about Directors and Officers

Set forth in the table below are the existing Directors, including those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”), two of whom are nominated for reelection to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Directors, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years	Number of Portfolios to Fund Complex(3) Overseen by Director
INTERESTED DIRECTOR(4)

Mario J. Gabelli Chairman and Chief Investment Officer Age: 69	Since 1986***	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition, Inc. (blank check company)	27

INDEPENDENT DIRECTORS(5)

Thomas E. Bratter Director Age: 73	Since 1986***	Director, President, and Founder of The John Dewey Academy (residential college preparatory therapeutic high school)	—	3

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years	Number of Portfolios to Fund Complex(3) Overseen by Director
Anthony J. Colavita(6)(7) Director Age: 76	Since 1999**	President of the law firm of Anthony J. Colavita, P.C.	—	35

James P. Conn(6) Director Age: 74	Since 1989*	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and Director of La Quinta Corp. (hotels) through January 2006	19

Frank J. Fahrenkopf, Jr. Director Age: 72	Since 1998**	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)	7

Arthur V. Ferrara Director Age: 81	Since 2001***	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—	8

Anthony R. Pustorino(7) Director Age: 86	Since 1986*	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2002-2010)	13

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years	Number of Portfolios to Fund Complex(3) Overseen by Director
Salvatore J. Zizza Director Age: 66	Since 1986**	Chairman of Zizza & Associates Corp. (financial consulting) since 1978; Chairman of Metropolitan Paper Recycling, Inc. (recycling) since 2006; Chairman of BAM Inc. (manufacturing) since 2000; Chairman of E-Corp English (business services) since 2009	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) 2005-2008; Director of Earl Schieb Inc. (automotive painting) through April 2009	29

OFFICERS

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(8)	Principal Occupation(s) During Past Five Years
Bruce N. Alpert President; Acting Chief Compliance Officer Age: 60	Since 2003; Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008- 2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Carter W. Austin Vice President Age: 45	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of Gabelli Funds, LLC since 1996

Molly A.F. Marion Vice President and Ombudsman Age: 58	Since 2009	Vice President and/or Ombudsman of closed-end funds with the Gabelli/GAMCO Funds Complex; Assistant Vice President of GAMCO Investors, Inc. since 2006

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser and Gabelli & Company lnc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of Common Stock of the Fund.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors. None of the Independent Directors (with the possible exception of Messrs. Colavita and Pustorino, as described in footnote 7 below) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2011.
(6)	As a Director, elected solely by holders of the Fund’s Preferred Stock.
(7)	Each of Messrs. Colavita and Pustorino beneficially own less than 1% of the stock of the LGL Group, Inc., having values of $9,778 and $63,712, respectively, as of December 31, 2011. LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund’s Investment Adviser.
(8)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.
*	Term continues until the Fund’s 2015 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2014 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and other experience.

Mario J. Gabelli. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. (“GAMCO”), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and Roger Williams University and the Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his

Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University Graduate School of Business.

Thomas E. Bratter. Dr. Bratter is the Founder, Director, and President of The John Dewey Academy, a residential college preparatory therapeutic high school in Massachusetts. He is the Director of the International Center for Study of Psychiatry and Psychology, and was Vice President of the Small Boarding Schools Association, and a Trustee of the Majorie Polikoff Estate. In addition to serving on the boards of other funds in the Fund Complex, Dr. Bratter has been an active investor in publicly traded equities for over forty years. Dr. Bratter also serves on the Advisory Board of the American Academy of Health Providers in the Addictive Disorders and sits on the editorial boards of six professional journals. Prior to establishing and managing The John Dewey Academy, Dr. Bratter was in private practice as a psychotherapist and taught psychology at Columbia University as an adjunct faculty member for more than twenty years. Dr. Bratter also founded and sat on the boards of six community based treatment programs for adolescents. He has authored one hundred and fifty articles and four books concerning the treatment and education of gifted and self destructive adolescents and their families. Dr. Bratter received his Bachelor of Arts, Masters, and Doctorate in Education from Columbia College and University.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business law. He is the Chair of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars annually. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the lead independent Director of the Fund, a member of the Fund’s ad hoc Proxy Voting Committee, and also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor of Science in Business Administration from Santa Clara University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. Additionally, he serves on certain board committees with respect to other funds in the Fund Complex on whose board he sits. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. Additionally, he has over twenty years’ of experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Arthur V. Ferrara. Mr. Ferrara is the former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America, and formerly served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. He is a former Chairman of the Life Insurance Council of New York Inc. Mr. Ferrara serves as Chairman of the Fund’s ad hoc Pricing Committee (described below under “Directors — Leadership Structure and Oversight Responsibilities”). He is a member of the Fund’s Nominating and Proxy Voting Committees and is also a member of one of the multi-fund ad hoc Compensation Committees. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of the Holy Cross.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and Professor Emeritus of Pace University with fifty years of experience in public accounting. Mr. Pustorino is Chair of the Fund’s Audit and Proxy Voting Committees and has been designated the Fund’s Audit Committee Financial Expert. He is a member of both multi-fund ad hoc Compensation Committees. Mr. Pustorino also serves on comparable committees of other boards in the Fund Complex. Mr. Pustorino was a Director of LGL Group, Inc., a diversified manufacturing company, and Chair of its Audit Committee. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy. Mr. Pustorino was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and was the Chair or member of many of its technical Committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and real estate. He is a member of the Fund’s Audit and Nominating Committees, the Fund’s ad hoc Pricing Committee, and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director/trustee, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors—Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead Independent Director. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises voting and investment responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Directors other than Mr. Mario J. Gabelli are Independent Directors, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Committees

The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund.

The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Fund has a Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine.

For the fiscal year ended December 31, 2011, the Board held one (1) Nominating Committee meeting and two (2) Audit Committee meetings. The Proxy Voting Committee did not meet during the fiscal year ended December 31, 2011.

The Fund does not have a standing compensation committee, but does have representatives on a multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for the funds and certain officers of the closed-end funds in the Fund Complex.

Name of Director	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in Family of Investment Companies*(1)(2)
Interested Director
Mario J. Gabelli	Over $100,000	Over $100,000
Independent Directors
Thomas E. Bratter	Over $100,000	Over $100,000
Anthony J. Colavita	$10,001-$50,000	Over $100,000
James P. Conn	Over $100,000	Over $100,000
Frank J. Fahrenkopf, Jr.	None	$1-$10,000
Arthur V. Ferrara	$1-$10,000	Over $100,000
Anthony R. Pustorino	$50,001-$100,000	Over $100,000
Salvatore J. Zizza	$50,001-$100,000	Over $100,000
All shares were valued as of December 31, 2011

(1)	This information has been furnished by each Director and nominee for election as Director as of December 31, 2011. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

The Directors serving on the Fund’s Nominating Committee are Anthony J. Colavita (Chair), Arthur V. Ferrara and Salvatore J. Zizza. Anthony J. Colavita, Anthony R. Pustorino (Chair) and Salvatore J. Zizza, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate. Mr. Pustorino has been designated as the Fund’s Audit Committee Financial Expert.

Remuneration of Directors and Officers

The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $15,000 per year plus $2,000 per Board meeting attended, $1,000 per standing Committee meeting attended, and $500 per telephonic meeting, together with the Director’s actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the lead independent Director receives an annual fee of $2,000, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds.

The following table shows the compensation that the Directors earned in their capacity as Directors during the year ended December 31, 2011. The table also shows, for the year ended December 31, 2011, the compensation Directors earned in their capacity as directors/trustees for other funds in the Fund Complex. Ms. Marion and Mr. Austin are employed by the Fund and are not employed by the Adviser (although they may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011

Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Directors*
INTERESTED DIRECTOR:
Mario J. Gabelli	$0	$0	(0)
Director and Chief Investment Officer
INDEPENDENT DIRECTORS:
Thomas E. Bratter	$21,750	$40,750	(3)
Director
Anthony J. Colavita	$26,813	$366,250	(34)
Director
James P. Conn	$23,571	$207,750	(18)
Director
Frank J. Fahrenkopf, Jr.	$21,875	$100,000	(6)
Director
Arthur V. Ferrara	$23,000	$58,000	(8)
Director
Anthony R. Pustorino	$28,417	$195,000	(13)
Director
Salvatore J. Zizza	$24,813	$299,250	(28)
Director
OFFICERS:
Carter W. Austin	$70,000
Vice President

Molly A.F. Marion	$70,000
Vice President and Ombudsman

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2011 by investment companies (including the Fund) or portfolios that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

Indemnification of Officers and Directors; Limitations on Liability

The Governing Documents of the Fund provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Director, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Management

The Investment Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end and ten closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $21.1 billion as of March 31, 2012. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL, the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO, a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately of $15.0 billion as of March 31, 2012; Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $895 million as of March 31, 2012, acts as investment adviser to The GAMCO Westwood Funds and separately managed accounts; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $594 million as of March 31, 2012; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $26 million as of March 31, 2012. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of March 31, 2012.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.

The Investment Adviser will provide a continuous investment program for the portfolios of the Fund and oversee the administration of all aspects of the Fund’s business and affairs. The Investment Adviser has sole investment discretion for the assets of the Fund under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

Investment Advisory Agreements

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon each the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of its securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, compensation to an administrator for certain SEC filings on behalf of the Fund, the fees and expenses of directors who are not officers or employees of the Investment Adviser of its affiliates, compensation and other expenses of employees of the Fund as approved by the directors, the pro rata costs of the Fund’s chief compliance officer, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for Fund officer’s and employees, directors and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses. During fiscal year 2011, the Fund paid or accrued $45,000 to the Investment Adviser in connection with the cost of computing the Fund’s net asset value.

The Advisory Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund’s Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. For purposes of calculating this fee, the Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares). The Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C Auction Rate Preferred, Series D Preferred, Series E Auction Rate Preferred and Series F Preferred during the fiscal year if the total return of the net asset value of the common stock, including distributions and management fees subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. This fee waiver is voluntary and may be discontinued at any time. The Fund’s total return on the net asset value of its common stock is monitored on a monthly basis to assess whether the total return on the net asset value of its common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of outstanding preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the additional management fee on those assets. For the year ended December 31, 2011, the Fund’s total return on the net asset value of the common stock did not exceed the stated dividend rate or corresponding swap rate of the outstanding Preferred Stock. Thus management fees were not accrued on these assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund if approved annually (i) by the Fund’s Board or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the

Directors who are not “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement for the Fund is available in the semi-annual report to shareholders for the six months ended June 30, 2011.

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of other accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2011.

Name of Portfolio Manager or Team Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory fee Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	$17.0B	7	$2.9B
	Other Pooled Investment Vehicles:	16	$604.9M	13	$551.7M
	Other Accounts:	1,766	$13.4B	9	$1.4B
2. Zahid Siddique	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$472.8K	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts. Because of Mr. Gabelli’s position with, and his indirect majority ownership interest in, an affiliated broker dealer, Gabelli & Company, he may have an incentive to use Gabelli & Company to execute portfolio transactions for the Fund even if using Gabelli & Company is not in the best interest of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager. In Mr. Gabelli’s case, the Investment Adviser’s compensation (and expenses) for the Fund is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee-based accounts than with non-performance-based accounts. In addition, he has investment interests in several of the funds managed by the Investment Adviser and its affiliates.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Ownership of Shares in the Fund

As of December 31, 2011, the portfolio managers of the Fund own the following amounts of equity securities of the Fund.

Mario J. Gabelli	Over $	1,000,000
Zahid Siddique		$0

Compensation Structure

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the Fund Complex. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

The compensation of Mr. Siddique is reviewed annually and structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment. Mr. Siddique receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund to the extent that it exceeds a minimum level of compensation. This method of compensation is based on the premise that superior long-term performance in managing a portfolio will be rewarded through growth of assets through appreciation and cash flow. Incentive based equity compensation is based on an evaluation of quantitative and qualitative performance evaluation criteria.

Compensation for managing other accounts is based on a percentage of net revenues received by the Investment Adviser for managing the account. Compensation for managing the pooled investment vehicles and other accounts that have a performance-based fee will have two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account or pooled investment vehicle. The second component of the fee is based on absolute performance from which a percentage of such fee is paid to the portfolio manager.

Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “‘Independent Directors”). These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Investment Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

(6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is this SAI. The Fund’s proxy voting service is Broadridge Investor Communication Services. Bowne & Co., Inc. provides typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Investment Adviser. Other than those arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIVIDENDS AND DISTRIBUTIONS

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common stock calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or payment of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred stock in accordance with such stock’s terms. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

If the total distributions required by a periodic pay-out policy exceed the Fund’s net investment income and net capital gain, the excess will be treated as a return of capital. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. Distributions sourced from paid-in-capital should not be considered the current yield or the total return from an investment in the Fund. If the Fund’s net investment income (including net short-term capital gains) and net long-term capital gains for any year exceed the amount required to be distributed under a periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay the resulting U.S. federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”

AUCTIONS FOR AUCTION RATE PREFERRED STOCK

The Fund’s Series C and E Auction Rate Preferred are each a type of preferred stock that pays dividends that vary over time. Prior to February 2008, the dividend rates were set through auctions run by an independent auction agent. Since February 2008, the auctions have failed and have continued to fail. “Failure” means that more Auction Rate Preferred Shares are offered for sale in the auction then there are bids to buy shares. During this period while auctions have continued to fail, holders of the Fund’s Auction Rate Preferred have received dividends at a “maximum” rate determined by reference to short term rates, rather than at a price set by auction. If auctions were to resume functioning, they would operate in accordance with the procedures described below.

Summary of Auction Procedures

The following is a brief summary of the auction procedures for preferred shares that are auction rate preferred stock. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund’s Charter, including the provisions of the Articles Supplementary establishing any series of auction rate preferred stock.

The auctions determine the dividend rate for auction rate preferred shares, but each dividend rate will not be higher than the maximum rate. If you own auction rate preferred shares, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your stock: sell, bid and hold.

•	If you enter a sell order, you indicate that you want to sell auction rate preferred shares at their liquidation preference per share, no matter what the next dividend period’s rate will be.

•

If you enter a bid (or “hold at a rate”) order, which must specify a dividend rate, you indicate that you want to sell auction rate preferred shares only if the next dividend period’s rate is less than the rate you specify.

•	If you enter a hold order you indicate that you want to continue to own auction rate preferred shares, no matter what the next dividend period’s rate will be.

You may enter different types of orders for different portions of your auction rate preferred shares. You may also enter an order to buy additional auction rate preferred shares. All orders must be for whole shares of stock. All orders you submit are irrevocable. There is a fixed number of auction rate preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the auction rate preferred shares and general economic conditions including current interest rates. If you own auction rate preferred shares and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold auction rate preferred shares, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

If you do not then own auction rate preferred shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at the liquidation preference per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

Broker-dealers will submit orders from existing and potential holders of auction rate preferred shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer’s failure to submit orders from existing or potential holders of auction rate preferred shares. A broker-dealer’s failure to submit orders for auction rate preferred shares held by it or its customers will be treated in the same manner as a holder’s failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

After each auction for the auction rate preferred shares the auction agent will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case shares of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) the liquidation preference per share, times (iv) the aggregate number of auction rate preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the auction rate preferred shares placed by the broker-dealer at the auction agreed to by the Fund and the broker-dealers.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of auction rate preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the auction rate preferred shares available for purchase in the auction.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the auction rate preferred shares offered for sale than there are buyers for those shares.

If broker-dealers submit or are deemed to submit hold orders for all outstanding auction rate preferred shares, the auction is considered an “all hold” auction and the dividend rate for the next dividend period will be the “all hold rate,” which is 80% of the “AA” Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Articles Supplementary establishing the auction rate preferred shares.

The auction procedures include a pro rata allocation of auction rate preferred shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of auction rate preferred shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their auction rate preferred shares through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers’ broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this SAI, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

The first auction for a series of auction rate preferred shares will be held on the date specified in the Prospectus Supplement for such series, which will be the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for such series auction rate preferred shares normally will be held within the frequency specified in the Prospectus Supplement for such series, and each subsequent dividend period for such series auction rate preferred shares normally will begin on the following day.

If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of auction rate preferred stock and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction.

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.6%	Bid order at 4.6% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold order will take the auction rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 4.4%	Bid order at 4.4% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.5%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 4.4%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.6%

The lowest dividend rate that will result in all 1,000 shares of auction rate preferred stock continuing to be held is 4.5% (the offer by D). Therefore, the dividend rate will be 4.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate: Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Auction Rate Preferred Stock

The underwriters shall not be required to make a market in the auction rate preferred stock. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the auction rate preferred stock will develop or, if it does develop, that it will provide owners with liquidity of investment. The auction rate preferred stock will not be registered on any stock exchange. Investors who purchase auction rate preferred shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

You may sell, transfer, or otherwise dispose of the auction rate preferred stock in the auction process only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your auction rate preferred shares in the name of a broker-dealer, a sale or transfer of your auction rate preferred shares to that broker dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer. These procedures would not limit a holder’s ability to sell its auction rate preferred stock in a secondary market transaction.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

For the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011, the Fund paid a total of $334,813, $279,447 and $270,506 respectively, in brokerage commissions, of which Gabelli & Company and its affiliates received $180,396, $228,541and $186,392, respectively. The amount received by Gabelli & Company and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2011 represented approximately 74.8% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 61.9% of the aggregate dollar amount of transactions by the Fund for such period.

PORTFOLIO TURNOVER

The Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. For the years ending December 31, 2010 and 2011, the portfolio turnover rates were 5.5% and 6.3%, respectively.

TAXATION

The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No attempt is made to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has qualified and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (a “RIC”). Accordingly, the Fund will, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a Qualified Publicly Traded Partnership. The investments of the Fund in partnerships, including Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund generally is not or will not be, as the case may be, subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which a fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are received.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject such fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include income that it has not yet received in current income. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Fund will be required to suspend distributions to the holders of common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

Foreign Taxes

Since the Fund may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. The Fund expects to invest less than 35% of its total assets in foreign securities. As long as the Fund continues to invest less than 35% of its assets in foreign securities it will not be eligible to elect to “pass-through” to shareholders of a fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Such distributions, if reported by the Fund, may, however, qualify (provided holding period and other requirements are met by the Fund and its shareholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) for taxable years beginning on or before December 31, 2012, as qualified dividend income eligible for the reduced maximum federal tax rate to individuals of generally 15% (currently 0% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.

Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain of individuals is currently 15% (0% for individuals in lower brackets). The maximum rate on long-term capital gain is scheduled to rise to 20% for gains realized in taxable years after December 31, 2012. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). Investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” any loss on the sale or exchange of shares in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 5% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

The IRS currently requires that a registered investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common stock and preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common stock and preferred stock. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on its preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon a sale, exchange, redemption or other disposition of stock, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Shareholders will receive, if appropriate, various written notices after the close of each of the Fund’s taxable years regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends paid or distributions made by the Fund to shareholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of shares of the Fund.

BENEFICIAL OWNERS

As of December 31, 2011, there were no persons known to the Fund to be beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock.

As of December 31, 2011, the Directors and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s common stock.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully- registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics under Rule 17j-1 under the 1940 Act. The code of ethics permits personnel, subject to the code of ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by a fund in the Fund Complex. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short-term trading by such trustees/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

Joint Code of Ethics for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a joint code of ethics that serves as a code of conduct. The joint code of ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov), and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

Financial Statements

The audited financial statements included in the annual report to the Fund’s shareholders for the year ended December 31, 2011 and together with the report of PricewaterhouseCoopers LLP (“PwC”) for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. All other portions of the annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Independent Registered Public Accounting Firm

PwC serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PwC is located at 300 Madison Avenue, New York, New York 10017.

APPENDIX A

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A. Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B. Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

—Operations

—Proxy Department

—Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov. Question should we post the proxy voting records for the funds on the website.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

•	In some circumstances VIFs can be faxed to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Exhibit A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Say on Pay and Say When on Pay

We will generally abstain from advisory votes on executive compensation (Say on Pay) and will also abstain from advisory votes on the frequency of voting on executive compensation (Say When on Pay) and will also abstain on advisory votes relating to extraordinary transaction executive compensation (Say on Golden Parachutes). In those instances when we believe that it is in our clients’ best interest, we may cast a vote for or against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.